________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-44.

         The Company is filing copies of its monthly United States Trustee Reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K in accordance with the Commission's general guidance as set forth in SEC Release No. 349660.

Item 7.  Exhibits.

(c)      Exhibits.


Exhibit No.          Description
----------           -----------
99.1                 United States Trustee Report of the Company for March 2002.
99.2                 United States Trustee Report of American Sintered Technologies, Inc.
99.3                 United States Trustee Report of Custom Technologies Corp.
99.4                 United States Trustee Report of Escast, Inc.
99.5                 United States Trustee Report of Fansteel Holdings, Inc.
99.6                 United States Trustee Report of Fansteel Schulz Products, Inc.
99.7                 United States Trustee Report of Phoenix Aerospace Corp.
99.8                 United States Trustee Report of Washington Manufacturing Co.
99.9                 United States Trustee Report of Wellman Dynamics Corp.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer


Dated:  May 29, 2002

                                                                                                                       Exhibit 99.1


FANSTEEL INC                                                                                       CASE #            02-10109 (JJF)
                                                                                                                     --------------
                                                                                            REPORTING PERIOD         MARCH 31, 2002
                                                                                                                     --------------
MONTHLY OPERATING REPORT
                                                                                            DOCUMENT               EXPLANATION
                                                                     FORM NO.               ATTACHED                ATTACHED
                                                                -------------------     ------------------   ----------------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                          Yes                     No
        Bank Reconciliations                                    MOR 1 (cont)                Available                  No
        Copies of bank statements                                                           Available                  No
        Cash disbursement journals                                                          Available                  No
Statement of operations                                         MOR 2                          Yes                     No
Balance Sheet                                                   MOR 3                          Yes                     No
Status of Postpetition Taxes                                    MOR 4                          Yes                     No
        Copies of payment receipts                                                          Available                  No
        Copies of tax returns filed during reporting period                                 Available                  No
Summary of Unpaid Postpetition Debts                            MOR 4                          Yes                     No
        Listing of aged accounts payable                                                    Available                  No
Accounts Receivable Reconciliation and Aging                    MOR 5                          Yes                     No
Debtor Questionnaire                                            MOR 5                          Yes                     No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



/s/ R. Michael McEntee                                                                      5/20/2002
----------------------------------------------------------------------------       ------------------------------------------
Signature of Authorized Individual                                                 Date

R. Michael McEntee                                                                 Vice President
----------------------------------------------------------------------------       ------------------------------------------
Printed Name of Authorized Individual                                              Title of Authorized Individual



FANSTEEL INC                                                                              CASE #       02-10109 (JJF)
                                                                                                       --------------
                                                                                  REPORTING PERIOD     MARCH 31, 2002
                                                                                                       --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                             CUMULATIVE FILING TO DATE
                                   ------------------------------                 --------------------------------
                                   ACTUAL               PROJECTED                 ACTUAL                 PROJECTED
                                   ------               ---------                 ------                 ---------
RECEIPTS
A/R Collections                   $         -       $           -           $ 10,552,203              $ 10,958,050
Loans                                       -                   -                      -                         -
Sale of Assets                              -                   -                      -                         -
InterCompany Transfers                      -                   -               (305,362)                  184,000
Other                                       -                   -                212,031                   173,257
                                  -----------       -------------           ------------               -----------
     Total Receipts                         -                   -             10,458,872                11,315,307
                                  -----------       -------------           ------------               -----------
DISBURSEMENTS
Net Payroll                                 -                   -              2,133,344                 2,244,741
Payroll Taxes                               -                   -                943,920                   693,460
Accounts Payable                            -                   -              5,517,461                 6,546,419
Profit Sharing / Pension                    -                   -                409,398                   426,702
Insurance                                   -                   -                753,580                   835,900
Commissions                                 -                   -                396,503                   417,165
Utilities                                   -                   -                314,272                   374,465
Leases / Rents                              -                   -                 21,513                    72,077
Bank Service Charges                        -                   -                      -                         -
Loans                                       -                   -                      -                         -
Professional Fees-Bankruptcy                -                   -                360,000                   360,000
US Trustee Fees                             -                   -                      -                         -
Court Costs                                 -                   -                      -                         -
                                  -----------       -------------           ------------               -----------
     Total disbursements                    -                   -             10,849,991                11,970,929
                                  -----------       -------------           ------------               -----------

NET CASH FLOW                     $         -       $           -           $   (391,119)              $  (655,622)
                                  ===========       =============           ============               ===========



Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




FANSTEEL INC                                                                    CASE #         02-10109 (JJF)
                                                                                               --------------
                                                                      REPORTING PERIOD         MARCH 31, 2002
                                                                                               --------------

BANK RECONCILIATION (MOR-1)
                                              Account                                              Book
Balance per Books                              Number              Account Type                    Balance
                                             ----------        --------------------------           -------

   Petty Cash                                     N/A         Petty cash                           $ 6,579

    Bank of Waukegan                          1955426          Payroll / disbursement              453,306

    Bank of Waukegan                          1975978          Operational                         352,744

    Bank of Waukegan                          1976083          Health Insurance                     33,088

    American National Bank                   18080308          Concrentration Account              200,326

    First Midwest Bank                        0173906          Petty Cash                            1,369

    Mellon Bank                               0111587          Operational                           3,279

   Mellon Bank                                1465820         Payroll                               11,841

   Hancock Bank                            01-0101494         Payroll                                2,433

   Bancorp South                             06582837         Operational                            7,500

   Bank One                                 261379147         Payroll / disbursement               220,851

   American National Bank                    18081568         Disbursement                        (200,181)

   American National Bank                    18081576         Payroll                              (45,910)
                                                                                                ----------
                                                                                                $1,047,225
                                                                                                ==========

Bank reconciliations are available.





FANSTEEL INC                                                                              CASE #      02-10109 (JJF)
                                                                                                      --------------
                                                                                REPORTING PERIOD      MARCH 31, 2002
                                                                                                      --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                                                                  CUMULATIVE
                                                                                                FILING TO DATE
                                                                                                --------------
Gross Sales                                                                                     $11,008,472
Less: Defective mat'l returned                                                                            -
        Sales allowances                                                                             42,671
        Cash discounts                                                                               92,415
                                                                                                -----------
           Total sales deductions                                                                   135,086
                                                                                                -----------
        NET SALES                                                                                10,873,386
                                                                                                -----------
Cost of Sales                                                                                     9,475,323
                                                                                                -----------
        GROSS PROFIT                                                                              1,398,063
                                                                                                -----------
Selling, General & Admin. Expense
    Selling expense                                                                                 842,042
    General & Admin. expense                                                                      1,315,495
    Corporate Fees                                                                                 (473,788)
                                                                                                -----------
      Total S G & A and Environ. Expense                                                          1,683,749
                                                                                                -----------
        OPERATING INCOME                                                                           (285,686)
                                                                                                -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                                                                          (26,635)
    Interest Expense                                                                                (23,059)
                                                                                                -----------
        Other Income (Expense)                                                                      (49,694)
                                                                                                -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                                                           (335,380)
                                                                                                -----------
REORGANIZATION ITEMS
    Professional Fees                                                                               489,666
    US Trustee Quarterly Fees                                                                             -
    (Gain) Loss from sale of equipment                                                                    -
    Other Reorganization Expenses                                                                         -
                                                                                                -----------
        Total Reorganization Items                                                                  489,666
                                                                                                -----------
INCOME (LOSS) BEFORE TAXES                                                                         (825,046)

Provision for Taxes                                                                                (270,000)
                                                                                                -----------
NET INCOME (LOSS)                                                                                $ (555,046)
                                                                                                ===========


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




FANSTEEL INC                                                                                          CASE #     02-10109 (JJF)
                                                                                            REPORTING PERIOD     MARCH 31,2002
                                                                                                                 -------------
BALANCE SHEET (MOR-3)
                                                                                     3/31/02                         1/15/02
                                                                                    ----------                     -----------
ASSETS
----------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                          $ 1,047,225                    $ 1,438,344
    Restricted cash and cash equivalents                                                      -                              -
    Accounts receivable - net                                                        10,858,271                      9,703,056
    Inventories - net                                                                13,331,359                     13,747,533
    Other assets - current                                                            4,360,447                      3,556,028
                                                                                   ------------                   ------------
           TOTAL CURRENT ASSETS                                                      29,597,302                     28,444,961
                                                                                   ------------                   ------------
OTHER ASSETS
    Deferred income taxes                                                             7,280,559                      6,453,559
    Intercompany receivable                                                          35,920,657                     35,224,200
    Investment in subsidiaries                                                       15,221,175                     15,221,175
    Other                                                                                59,333                        120,306
                                                                                   ------------                   ------------
           TOTAL OTHER ASSETS                                                        58,481,724                     57,019,240
                                                                                   ------------                   ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                381,348                        381,348
    Buildings                                                                         4,925,497                      4,925,497
    Machinery and equipment                                                          35,951,210                     35,951,210
                                                                                   ------------                   ------------
           Total property, plant and equipment                                       41,258,055                     41,258,055
    Less: Accum. depreciation and amortization                                       34,702,531                     34,547,637
                                                                                   ------------                   ------------
           NET PROPERTY, PLANT AND EQUIPMENT                                          6,555,524                      6,710,418
                                                                                   ------------                   ------------
TOTAL ASSETS                                                                       $ 94,634,550                   $ 92,174,619
                                                                                   ============                   ============

LIABILITIES & SHAREHOLDERS' EQUITY                                                    3/31/02                        1/15/02
----------------------------------------------------------------                   -----------                    ------------
LIABILITIES (POSTPETITION)
----------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                              $          -                   $          -
    Accounts payable                                                                    508,998                              -
    Accrued liabilities                                                               5,845,405                              -
    Accrued income taxes                                                                      -                              -
    Dividends payable                                                                         -                              -
           TOTAL CURRENT LIABILITIES                                                  6,354,403                              -
                                                                                   ------------                   ------------
LONG-TERM DEBT - SECURED                                                                      -                              -
                                                                                   ------------                   ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                                 -                              -
    Deferred income taxes                                                                     -                              -
    Intercompany payable                                                                510,214                              -
    Long-term pension liability                                                         198,310                              -
           TOTAL OTHER LIABILITIES                                                      708,524                              -
                                                                                   ------------                   ------------
TOTAL LIABILITIES (POSTPETITION)                                                      7,062,927                              -
                                                                                   ------------                   ------------
LIABILITIES (PREPETITION)
----------------------------------------------------------------
    Secured debt                                                                              -                              -
    Priority debt (1)                                                                   108,453                      3,920,353
    Unsecured debt                                                                   91,089,472                     91,211,306
    Intercompany payable                                                             27,780,491                     27,899,610
                                                                                   ------------                   ------------
TOTAL LIABILITIES (PREPETITION)                                                     118,978,416                    123,031,269
                                                                                   ------------                   ------------
TOTAL LIABILITIES                                                                   126,041,343                    123,031,269
                                                                                   ------------                   ------------


                                                                                     3/31/02                         1/15/02
                                                                                    ----------                     -----------
SHAREHOLDERS' EQUITY
    Common stock                                                                     21,747,145                     21,747,145
    Capital in excess of par value                                                      316,000                        316,000
    Equity - unearned compensation                                                            -                         (4,903)
    Minimum pension liability adjustment                                             (8,740,000)                    (8,740,000)
    Foreign currency translation adjustment                                                   -                              -
    Retained earnings - prepetition                                                 (44,174,892)                   (44,174,892)
    Retained earnings - postpetition                                                   (555,046)                             -
                                                                                   ------------                   ------------
           TOTAL SHAREHOLDERS' EQUITY                                               (31,406,793)                   (30,856,650)
                                                                                   ------------                   ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                                         $ 94,634,550                   $ 92,174,619
                                                                                   ============                   ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



FANSTEEL INC                                                                                               CASE #  02-10109 (JJF)
                                                                                                                   --------------
                                                                                                 REPORTING PERIOD  MARCH 31, 2002
                                                                                                                   --------------


STATUS OF POST PETITION TAXES (MOR-4)
-----------------------------------------------------------------------------------------------------------
                                                                                              Tax Liability
                                            Beginning       Amt. Withheld      Amount           at end of
FEDERAL TAXES:                            Tax Liability     or Amt of Tax       Paid          Current Month
-----------------------------------------------------------------------------------------------------------
Withholding                                         0           436,057       392,857                43,200
FICA-Employee                                       0           238,951       212,270                26,681
FICA-Employer                                       0           238,951       212,270                26,681
Unemployment                                        0            34,381           595                33,786
Income Tax                                          0                 0             0                     0
Foreign Income Tax                                  0                 0             0                     0
Other                                               0                 0             0                     0
                                          -------------     -------------    --------         -------------
   TOTAL FEDERAL TAXES                             $0          $948,340      $817,992              $130,348
                                          -------------     -------------    --------         -------------
STATE AND LOCAL TAXES:
Withholding                                         0           139,429       117,141                22,288
Unemployment                                        0            70,177         1,296                68,881
Sales                                               0            23,450        14,660                 8,790
Income Tax                                          0             6,160         6,160                     0
Real Property                                       0           212,127             0               212,127
Personal Property                                   0            16,550             0                16,550
Other: Local                                        0             8,053         7,491                   562
                                          -------------     -------------    --------         -------------
  TOTAL STATE AND LOCAL TAXES                      $0          $475,946      $146,748              $329,198
                                          -------------     -------------    --------         -------------
TOTAL POST PETITION TAXES                          $0        $1,424,286      $964,740              $459,546
                                          =============     =============    ========         =============

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.

SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)



                                                                   Number of Days Past Due
                                      ---------------------------------------------------------------------------------------
                                         Current      30 days     31-60 days     61-90 days       over 90 days          Total
                                      ------------    -------     ----------     ----------       ------------          -----
Accounts Payable                           508,998         0           0               0                 0             508,998
Wages Payable                            2,294,515         0           0               0                 0           2,294,515
Taxes Payable (Other than income)          459,544         0           0               0                 0             459,544
Professional Fees                          468,173         0           0               0                 0             468,173
Rent/Lease - Building                            0         0           0               0                 0                   0
Rent/Lease - Equipment                           0         0           0               0                 0                   0
Other Accrued Liabilities                2,623,173         0           0               0                 0           2,623,173
Income Taxes Payable                             0         0           0               0                 0                   0
Secured Debt                                     0         0           0               0                 0                   0
Intercompany Payable                       510,214         0           0               0                 0             510,214
Other LT Liabilities                       198,310         0           0               0                 0             198,310
                                      ------------   -------     -------        --------         ---------          ----------
TOTAL POSTPETITION DEBTS                $7,062,927        $0          $0              $0                $0          $7,062,927
                                      ============   =======     =======        ========         =========          ==========


FANSTEEL INC                                           CASE #     02-10109 (JJF)
                                                                  --------------
                                             REPORTING PERIOD     MARCH 31, 2002
                                                                  --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------                   --------        ---------        ----------
                                      Dates           Amount          Check Nos.
Description of Tax                    Paid             Paid            or EFT
------------------                   --------        ---------        ----------
Federal W/H & FICA                   01/17/02         $73,377            EFT
Federal W/H & FICA                   01/23/02          82,092            EFT
Federal W/H & FICA                   01/30/02          47,432            EFT
Federal W/H & FICA                   02/04/02         109,514            EFT
Federal W/H & FICA                   02/13/02          47,280            EFT
Federal W/H & FICA                   02/19/02         108,840            EFT
Federal W/H & FICA                   02/27/02          47,898            EFT
Federal W/H & FICA                   03/04/02         109,190            EFT
Federal W/H & FICA                   03/13/02          43,776            EFT
Federal W/H & FICA                   03/18/02         104,490            EFT
Federal W/H & FICA                   03/27/02          43,508            EFT
FUTA                                 01/30/02             595            EFT
SUTA - CT                            01/31/02             131           117172
SUTA - IL                            02/01/02              43           117175
SUTA - KY                            02/02/02             920           117180
SUTA - MS                            02/03/02               3           117184
SUTA - OK                            02/04/02             199           117187
SALES TAX - CA                       01/30/02             777           117137
SALES TAX - CO                       01/18/02              28           117030
SALES TAX - CO                       02/19/02             334           117339
SALES TAX - CO                       03/22/02              27           117638
SALES TAX - CT                       01/30/02           2,330           117138
SALES TAX - IL                       01/18/02             585           117030
SALES TAX - IL                       03/22/02             202           117639
SALES TAX - KY                       01/18/02             940           117054
SALES TAX - KY                       02/19/02             141           117340
SALES TAX - KY                       03/22/02              76           117640
SALES TAX - MD                       01/30/02              39           117183
SALES TAX - MA                       01/29/02              16           117111
SALES TAX - MS                       01/24/02             959           117099
SALES TAX - MS                       02/19/02           1,865           117342
SALES TAX - MS                       03/22/02             542           117641
SALES TAX - MO                       01/30/02           1,312           117185
SALES TAX - NJ                       01/18/02              31           117044
SALES TAX - OH                       01/18/02             336           117046
SALES TAX - OH                       02/19/02              21           117343
SALES TAX - TX                       01/18/02             459           117049
SALES TAX - TX                       02/19/02              31           117344
SALES TAX - TX                       03/22/02             442           117642
SALES TAX - UT                       01/30/02           1,258           117191
SALES TAX - WA                       01/30/02              23           117192
SALES TAX - WV                       01/18/02             182           117051
SALES TAX - WY                       01/18/02             639           117053
SALES TAX - WY                       02/19/02             849           117345
SALES TAX - WY                       03/22/02             216           117643
State Withholding - CA               01/23/02           2,483           117064
State Withholding - CA               01/29/02           2,394           117103

FANSTEEL INC                                           CASE #     02-10109 (JJF)
                                                                  --------------
                                             REPORTING PERIOD     MARCH 31, 2002
                                                                  --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------                   --------        ---------        ----------
                                      Dates           Amount          Check Nos.
Description of Tax                    Paid             Paid            or EFT
------------------                   --------        ---------        ----------
State Withholding - CA               02/05/02           2,172           117211
State Withholding - CA               02/14/02           2,372           117304
State Withholding - CA               02/19/02           2,349           117325
State Withholding - CA               02/26/02           2,388           117412
State Withholding - CA               03/06/02           2,366           117482
State Withholding - CA               03/07/02             207           117504
State Withholding - CA               03/12/02           2,227           117549
State Withholding - CA               03/19/02           2,276           117604
State Withholding - CA               03/26/02           2,162           117698
State Withholding - CT               01/23/02           1,244           117065
State Withholding - CT               01/29/02           1,402           117105
State Withholding - CT               02/07/02           1,254           117228
State Withholding - CT               02/14/02           1,286           117305
State Withholding - CT               02/21/02           1,151           117349
State Withholding - CT               02/26/02           1,276           117414
State Withholding - CT               03/02/02           1,079           117484
State Withholding - CT               03/14/02             925           117579
State Withholding - CT               03/21/02             980           117620
State Withholding - CT               03/28/02             975           117706
State Withholding - IL               01/18/02           2,471           117039
State Withholding - IL               01/29/02             108           117107
State Withholding - IL               01/30/02           1,415           117176
State Withholding - IL               02/14/02           2,423           117310
State Withholding - IL               02/26/02           2,214           117417
State Withholding - IL               03/14/02           2,320           117583
State Withholding - IL               03/28/02           1,446           117108
State Withholding - IN               01/29/02           1,667           117108
State Withholding - IN               02/26/02             389           117418
State Withholding - IN               03/28/02             389           117709
State Withholding - KY               01/30/02           1,617           117181
State Withholding - KY               02/07/02           3,276           117233
State Withholding - KY               02/26/02           3,572           117422
State Withholding - KY               03/06/02             618           117486
State Withholding - KY               03/21/02           4,061           117623
State Withholding - MS               02/14/02           4,930           117314
State Withholding - MS               03/14/02           3,420           117589
State Withholding - NC               01/29/02             336           117113
State Withholding - OH               01/30/02             531           117186
State Withholding - OK               02/14/02           2,033           117315
State Withholding - OK               03/14/02           1,851           117591
State Withholding - PA               01/18/02           4,154           117047
State Withholding - PA               02/05/02           5,827           117223
State Withholding - PA               02/19/02           5,121           117331
State Withholding - PA               03/05/02           4,164           117474
State Withholding - PA               03/19/02           4,866           117614
State Withholding - VA               01/29/02             515           117119
State Withholding - VA               02/27/02              99           117429

FANSTEEL INC                                           CASE #     02-10109 (JJF)
                                                                  --------------
                                             REPORTING PERIOD     MARCH 31, 2002
                                                                  --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------                   --------        ---------        ----------
                                      Dates           Amount          Check Nos.
Description of Tax                    Paid             Paid            or EFT
------------------                   --------        ---------        ----------
State Withholding - WV               01/29/02             790           117120
State Withholding - WV               02/19/02             484           117335
State Withholding - WV               02/27/02             298           117464
State Withholding - WV               03/19/02             513           117617
State Withholding - WI               02/19/02             772           117336
State Withholding - WI               02/26/02             518           117426
State Withholding - WI               03/14/02             507           117595
State Withholding - WI               03/21/02              40           117627
State Withholding - WI               03/28/02           1,056           117719
Employee Income Tax W/H-PA Local     01/31/02          11,362          344-356
City/County Occupation Tax           02/19/02           1,753           59277
City/County Occupation Tax           03/13/02           2,060           59603
City/County Occupation Tax           04/02/02           3,220           59781
City/County Occupation-School Tax    04/02/02             458           59779
Delaware State Income Tax            02/26/02           6,158           117415
Delaware State Income Tax            03/12/02               2           117556
                                                     --------
TOTAL POST PETITION TAXES PAID                       $964,740
                                                     ========



FANSTEEL INC                                                                                 CASE #    02-10109 (JJF)
                                                                                                       --------------
                                                                                   REPORTING PERIOD    MARCH 31, 2002
                                                                                                       --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                        9,716,586
PLUS Amounts billed during the period                                                                    11,850,530
LESS Amounts collected during the period                                                                 10,552,203
                                                                                                      -------------
Total Accounts Receivable at the end of the reporting period                                            $11,014,913
                                                                                                      =============
Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.

---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                             4,651,580
31-60 days old                                                                                            3,034,681
61-90 days old                                                                                            1,199,209
91+ days old                                                                                              2,129,443
Total Accounts Receivable                                                                                11,014,913
Amount considered uncollectible (bad debt)                                                                  379,451
                                                                                                      -------------
Accounts Receivable (Net) at the end of the current period                                              $10,635,462
                                                                                                      =============


DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES                   NO
---------------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period? If yes, provide an explanation below.                                 x

2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
       below                                                                                                 x

3.     Have all postpetition tax returns been timely filed? If no, provide an
       explanation below.                                                             x

4.     Are workers compensation and general liability and other necessary
       insurance coverages in effect? If no, provide an explanation below.            x

EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------
1.




2.




3.




4.






Form 941 (1)                          EMPLOYER'S QUARTERLY FEDERAL TAX RETURN
(Rev. January 2002)            See separate instructions revised January 2002 for
Department of the Treasury             information on completing this return.
Internal Revenue Service      OF 36-1058780        Please type or print.
-----------------------------------------------------------------------------------
Enter state
code for state            ******AUTO**3-DIGIT 600
in which
deposits were            MAR2002 S17     C
made only if             FANSTEEL INC
different from           1 TANTALUM PL          4466
state in                 NORTH CHICAGO IL  60064-3314
address to
the right
(see page
2 of
instructions).


If address is
different
from prior
return, check /  /
here

-----------------------------------------------------------------------------------
If you do not have to file returns in the future, check here /  /
   and enter date final wages paid /  /                              --------------
If you are a seasonal employer, see Seasonal employers on page 1
of the instructions and check here /  /                              --------------
-----------------------------------------------------------------------------------
 1  Number of employees in the pay period that includes
    March 12th.  /1/
-----------------------------------------------------------------------------------
 2  Total wages and tips, plus other compensation                    2 3,562,002.62
 3  Total income tax withheld from wages, tips, and sick pay         3   439,731.27
 4  Adjustment of withheld income tax for preceding quarters
    of calendar year                                                 4         -
 5  Adjusted total of income tax withheld (line 3 as adjusted
    by line 4--see instructions)                                     5   439,731.27
 6  Taxable social security wages  /6a/ 3,541,630 /16/x 12.4% (.124)=6b  439,162.14
    Taxable social security tips   /6c/         -     x 12.4% (.124)=6d        -
 7  Taxable Medicare wages and tips /7a/ 3,561,986 /90/x 2.9% (.029)=7b  103,297.62
 8  Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social
    security and/or Medicare tax                               /  /  8   542,459.76
 9  Adjustment of social security and Medicare taxes (see
    instructions for required explanation)
    Sick Pay $_______+/-Fractions of Cents $_______+/-Other $______ =9         -
10  Adjusted total of social security and Medicare taxes
    (line 8 as adjusted by line 9--see instructions)                10   542,459.76
11  Total taxes (add lines 5 and 10)                                11   982,191.03
12  Advance earned income credit (EIC) payments made to employees   12         -
13  Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of
    Schedule B (Form 941))                                          13   982,191.03
14  Total deposits for quarter, including overpayment applied
    from a prior quarter                                            14   982,191.03
15  Balance due (subtract line 14 from line 13). See instructions   15         -





16  Overpayment. If line 14 is more than line 13, enter excess
    here /   /  $
                 ------------
    and check if to be:  /  / Applied to next return or /  / Refunded.
? All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
? Semiweekly schedule depositors: Complete Schedule B (Form 941)
  and check here                                                            /   /
? Monthly schedule depositors: Complete line 17, columns (a) through
  (d), and check here                                                       /   /
-----------------------------------------------------------------------------------
17  Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
-----------------------------------------------------------------------------------
    (a)  First month liability        (b)  Second month liability
-----------------------------------------------------------------------------------
               266,055.66                       313,532.10
-----------------------------------------------------------------------------------
    (c)  Third month liability        (d) Total liability for quarter
-----------------------------------------------------------------------------------
               402,603.27                       982,191.03
-----------------------------------------------------------------------------------
Third     Do you want to allow another person to   /   /  Yes, Complete the
Party     discuss this return with the IRS                     following.
Designee  (see separate instructions)?             /   /  No

          Designee's         Phone                      Personal identification
          name               no.   (   )                number (PIN)
                -----------              ------------                ----------
-----------------------------------------------------------------------------------
Sign   Under penalties of perjury, I declare that I have examined this return,
Here   including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

                                            Print Your
       Signature /s/Robert R. Compernolle   Name and Title Robert R. Compernolle  Date 4/26/02
                 ------------------------                  ---------------------       -------
-----------------------------------------------------------------------------------
For Privacy Act and Paperwork Reduction

Act Notice, see back of Payment Voucher.   Cat. No. 17001Z   Form 941 (Rev. 1-2002)

17-000654767


SCHEDULE B          Employer's Record  of Federal Tax Liability
(FORM 941)
(Rev. January           See Circular E for more information
2002)                             about employment
Department of                        tax returns.         OMB No. 1545-0029
the Treasury      5151
Internal Revenue           Attach to Form 941 or 941-SS.
Service
-----------------------------------------------------------------------------
Name as shown on
Form 941
(or Form 941-SS)       Employer identification number    Date quarter ended

-----------------------------------------------------------------------------
FANSTEEL INC.               36-1058780                       MAR2002
-----------------------------------------------------------------------------
You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)
-----------------------------------------------------------------------------
                 A. Daily Tax Liability--First Month of Quarter
-----------------------------------------------------------------------------
1             8              15              22              29
 -----------    -----------     -----------     -----------     -----------
2             9              16              23              30
 -----------    -----------     -----------     -----------     -----------
3            10              17              24              31
 -----------    -----------     -----------     -----------     -----------
4 63,154.91  11  73,376.61   18  82,091.65   25  47,432.49
 -----------    -----------     -----------     -----------
5            12              19              26
 -----------    -----------     -----------     -----------
6            13              20              27
 -----------    -----------     -----------     -----------
7            14              21              28
 -----------    -----------     -----------     -----------
-----------------------------------------------------------------------------
A Total tax liability for first month of quarter                A  266,055.66
-----------------------------------------------------------------------------
                B. Daily Tax Liability--Second Month of Quarter
-----------------------------------------------------------------------------
1 109,514.02  8  47,280.44   15 108,839.89   22  47,897.75   29
 -----------    -----------     -----------     -----------     -----------
2             9              16              23              30
 -----------    -----------     -----------     -----------     -----------
3            10              17              24              31
 -----------    -----------     -----------     -----------     -----------
4            11              18              25
 -----------    -----------     -----------     -----------
5            12              19              26
 -----------    -----------     -----------     -----------
6            13              20              27
 -----------    -----------     -----------     -----------
7            14              21              28
 -----------    -----------     -----------     -----------

-----------------------------------------------------------------------------
B Total tax liability for second month of quarter                B  313,532.10
-----------------------------------------------------------------------------
                 C. Daily Tax Liability--Third Month of Quarter
-----------------------------------------------------------------------------
1  109,189.53   8  43,775.80   15 104,490.28   22   43,507.69 29  101,639.97
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
C Total tax liability for third month of quarter                C  402,603.27
-----------------------------------------------------------------------------
D Total for quarter (add lines A, B, and C). This should equal
  line 13 of Form 941 (or line 10 of Form 941-SS)               D  982,191.03
-----------------------------------------------------------------------------
For Paperwork Reduction Act Notice,  Cat. No. 11967Q   Schedule B (Form 941)
see page 2.                                                     (Rev. 1-2002)



                                                                                                                       Exhibit 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                                                       CASE #    02-10109 (JJF)
                                                                                                                     --------------
                                                                                                 REPORTING PERIOD    MARCH 31, 2002
                                                                                                                     --------------
MONTHLY OPERATING REPORT
                                                                                                DOCUMENT               EXPLANATION
                                                                             FORM NO.           ATTACHED                ATTACHED
                                                                        -----------------    ---------------       ----------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                             MOR 1                      Yes                     No
        Bank Reconciliations                                            MOR 1 (cont)            Available                  No
        Copies of bank statements                                                               Available                  No
        Cash disbursement journals                                                              Available                  No
Statement of operations                                                 MOR 2                      Yes                     No
Balance Sheet                                                           MOR 3                      Yes                     No
Status of Postpetition Taxes                                            MOR 4                      Yes                     No
        Copies of payment receipts                                                              Available                  No
        Copies of tax returns filed during reporting period                                     Available                  No
Summary of Unpaid Postpetition Debts                                    MOR 4                      Yes                     No
        Listing of aged accounts payable                                                        Available                  No
Accounts Receivable Reconciliation and Aging                            MOR 5                      Yes                     No
Debtor Questionnaire                                                    MOR 5                      Yes                     No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                                                                      5/20/2002
----------------------------------------------------------------------------       ------------------------------------------
Signature of Authorized Individual                                                 Date

R. Michael McEntee                                                                 Vice President
----------------------------------------------------------------------------       ------------------------------------------
Printed Name of Authorized Individual                                              Title of Authorized Individual






AMERICAN SINTERED TECHNOLOGIES, INC.                                                                   CASE #      02-10109 (JJF)
                                                                                                                   --------------
                                                                                             REPORTING PERIOD      MARCH 31, 2002
                                                                                                                   --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                                                   CURRENT MONTH                       CUMULATIVE FILING TO DATE
                                                          ------------------------------        -----------------------------------
                                                          ACTUAL               PROJECTED              ACTUAL             PROJECTED
                                                          ------               ---------        -------------         -------------
RECEIPTS
A/R Collections                                           $   -                $    -           $ 2,128,190           $ 2,133,257
Loans                                                         -                     -                     -                     -
Sale of Assets                                                -                     -                     -                     -
InterCompany Transfers                                        -                     -              (169,885)             (150,000)
Other                                                         -                     -                 1,057                   882
                                                          ------               ---------        -------------         -------------
     Total Receipts                                           -                     -             1,959,362             1,984,139
                                                          ------               ---------        -------------         -------------
DISBURSEMENTS

Net Payroll                                                   -                     -               268,433               253,288
Payroll Taxes                                                 -                     -               120,198               105,942
Accounts Payable                                              -                     -             1,339,467             1,307,875
Profit Sharing / Pension                                      -                     -                     -                     -
Insurance                                                     -                     -                68,842                76,915
Commissions                                                   -                     -               105,935                54,392
Utilities                                                     -                     -                 8,600                45,825
Leases / Rents                                                -                     -                     -                 4,381
Bank Service Charges                                          -                     -                     -                     -
Loans                                                         -                     -                     -                     -
Professional Fees-Bankruptcy                                  -                     -                     -                     -
US Trustee Fees                                               -                     -                     -                     -
Court Costs                                                   -                     -                     -                     -
                                                          ------               ---------        -------------         -------------
     Total disbursements                                      -                     -             1,911,475             1,848,618
                                                          ------               ---------        -------------         -------------

NET CASH FLOW                                             $   -                $    -           $    47,887           $   135,521
                                                          ======               =========        =============         =============


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.







AMERICAN SINTERED TECHNOLOGIES, INC.                                                                      CASE #     02-10109 (JJF)
                                                                                                                     --------------
                                                                                                REPORTING PERIOD     MARCH 31, 2002
                                                                                                                     --------------


BANK RECONCILIATION (MOR 1 CONTINUED)
                                                                           Account                                          Book
Balance per Books                                                           Number               Account Type              Balance
                                                                        -------------     ----------------------       -------------
  National City Bank of PA                                                239732043       Payroll / Disbursement            $ 65,540

  Petty Cash                                                              N/A             Petty cash                             300
                                                                                                                            --------
                                                                                                                            $ 65,840
                                                                                                                            ========
Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                                                      CASE #     02-10109 (JJF)
                                                                                                                     --------------
                                                                                                REPORTING PERIOD     MARCH 31, 2002
                                                                                                                     --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                                                                       CUMULATIVE
                                                                                                     FILING TO DATE
                                                                                                     --------------
Gross Sales                                                                                             $ 2,601,513
Less: Defective mat'l returned                                                                                    -
        Sales allowances                                                                                      5,126
        Cash discounts                                                                                       16,172
                                                                                                        -----------
           Total sales deductions                                                                            21,298
                                                                                                        -----------

        NET SALES                                                                                         2,580,215
                                                                                                        -----------

Cost of Sales                                                                                             2,116,417
                                                                                                        -----------

        GROSS PROFIT                                                                                        463,798
                                                                                                        -----------
Selling, General & Admin. Expense
    Selling expense                                                                                         210,477
    General & Admin. expense                                                                                101,382
    Corporate Fees                                                                                           18,287
                                                                                                        -----------
      Total S G & A and Environ. Expense                                                                    330,146
                                                                                                        -----------
        OPERATING INCOME                                                                                    133,652
                                                                                                        -----------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                                                                   13,894
    Interest Expense                                                                                        (17,361)
                                                                                                        -----------
        Other Income (Expense)                                                                               (3,467)
                                                                                                        -----------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                                                                    130,185
                                                                                                        -----------
REORGANIZATION ITEMS
    Professional Fees                                                                                        32,000
    US Trustee Quarterly Fees                                                                                     -
    (Gain) Loss from sale of equipment                                                                            -
    Other Reorganization Expenses                                                                                 -
                                                                                                        -----------
        Total Reorganization Items                                                                           32,000
                                                                                                        -----------

INCOME (LOSS) BEFORE TAXES                                                                                   98,185

Provision for Taxes                                                                                          36,000
                                                                                                        -----------

NET INCOME (LOSS)                                                                                          $ 62,185
                                                                                                        ===========

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.






AMERICAN SINTERED TECHNOLOGIES, INC.                                                                       CASE #    02-10109 (JJF)
                                                                                                                     --------------
                                                                                                 REPORTING PERIOD    MARCH 31, 2002
                                                                                                                     --------------

BALANCE SHEET (MOR-3)
                                                                                       3/31/02                       1/15/02
                                                                                   ------------                   ------------
ASSETS
--------------------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                              $65,840                      $ 17,953
    Restricted cash and cash equivalents                                                      -                             -
    Accounts receivable - net                                                         1,357,874                       894,078
    Inventories - net                                                                   369,297                       549,646
    Other assets - current                                                               10,519                         7,707
                                                                                   ------------                   ------------
           TOTAL CURRENT ASSETS                                                       1,803,530                     1,469,384
                                                                                   ------------                   ------------
OTHER ASSETS
    Deferred income taxes                                                                     -                             -
    Intercompany receivable                                                             185,404                             -
    Investment in subsidiaries                                                                -                             -
    Other - goodwill                                                                  2,207,060                     2,207,060
                                                                                   ------------                   ------------
           TOTAL OTHER ASSETS                                                         2,392,464                     2,207,060
                                                                                   ------------                   ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                 84,000                        84,000
    Buildings                                                                           848,037                       848,037
    Machinery and equipment                                                           4,772,863                     4,772,863
                                                                                   ------------                   ------------
           Total property, plant and equipment                                        5,704,900                     5,704,900
    Less: Accum. depreciation and amortization                                        2,161,980                     2,058,295
                                                                                   ------------                   ------------
           NET PROPERTY, PLANT AND EQUIPMENT                                          3,542,920                     3,646,605
                                                                                   ------------                   ------------
TOTAL ASSETS                                                                        $ 7,738,914                   $ 7,323,049
                                                                                   ============                   ============

LIABILITIES & SHAREHOLDERS' EQUITY                                                     3/31/02                       1/15/02
--------------------------------------------------------------------------         ------------                   ------------
LIABILITIES (POSTPETITION)
--------------------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                                       $ -                           $ -
    Accounts payable                                                                    173,382                             -
    Accrued liabilities                                                                 270,695                             -
    Accrued income taxes                                                                 36,000                             -
    Dividends payable                                                                         -                             -
                                                                                   ------------                   ------------
           TOTAL CURRENT LIABILITIES                                                    480,077                             -
                                                                                   ------------                   ------------
LONG-TERM DEBT - SECURED                                                                      -                             -
                                                                                   ------------                   ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                                 -                             -
    Deferred income taxes                                                                     -                             -
    Intercompany payable                                                                 16,570                             -
    Long-term pension liability                                                               -                             -
                                                                                   ------------                   ------------
           TOTAL OTHER LIABILITIES                                                       16,570                             -
                                                                                   ------------                   ------------
TOTAL LIABILITIES (POSTPETITION)                                                        496,647                             -
                                                                                   ------------                   ------------
LIABILITIES (PREPETITION)
    Secured debt                                                                      1,056,640                     1,056,640
    Priority debt (1)                                                                   154,826                       296,742
    Unsecured debt                                                                    1,216,548                     1,216,548
    Intercompany payable                                                              4,366,896                     4,367,947
                                                                                   ------------                   ------------
TOTAL LIABILITIES (PREPETITION)                                                       6,794,910                     6,937,877
                                                                                   ------------                   ------------
TOTAL LIABILITIES                                                                     7,291,557                     6,937,877
                                                                                   ------------                   ------------


                                                                                       3/31/02                       1/15/02
                                                                                   ------------                   ------------
SHAREHOLDERS' EQUITY
    Common stock                                                                            100                           100
    Capital in excess of par value                                                            -                             -
    Equity - unearned compensation                                                            -                             -
    Minimum pension liability adjustment                                                      -                             -
    Foreign currency translation adjustment                                                   -                             -
    Retained earnings - prepetition                                                     385,072                       385,072
    Retained earnings - postpetition                                                     62,185                             -
                                                                                   ------------                   ------------
           TOTAL SHAREHOLDERS' EQUITY                                                   447,357                       385,172
                                                                                   ------------                   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $ 7,738,914                   $ 7,323,049
                                                                                   ============                   ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                                                       CASE #    02-10109 (JJF)
                                                                                                                     --------------
                                                                                                 REPORTING PERIOD    MARCH 31, 2002
                                                                                                                     --------------

STATUS OF POST PETITION TAXES (MOR-4)

-------------------------------------------------------------------------------------------------------------
                                                                                            Tax Liability
                                           Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid          Current Month
-------------------------------------------------------------------------------------------------------------
Withholding                                       0           47,490         47,062                 428
FICA-Employee                                     0           31,691         29,394               2,297
FICA-Employer                                     0           31,691         29,394               2,297
Unemployment                                      0            9,230              0               9,230
Income Tax                                        0           31,000              0              31,000
Foreign Income Tax                                0                0              0                   0
Other:                                            0                0              0                   0
                                         ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                           $0         $151,102       $105,850             $45,252
                                         ----------------------------------------------------------------

STATE AND LOCAL TAXES:
Withholding                                       0           14,907         14,349                 558
Unemployment                                      0           23,696              0              23,696
Sales                                             0                0              0                   0
Income Tax                                        0            5,000              0               5,000
Real Property                                     0                0              0                   0
Personal Property                                 0                0              0                   0
Other: Describe                                   0                0              0                   0
                                         ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES                    $0          $43,603        $14,349             $29,254
                                         ----------------------------------------------------------------
                                         ----------------------------------------------------------------
TOTAL POST PETITION TAXES                        $0         $194,705       $120,199             $74,506
                                         ================================================================



Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                     ----------------------------------------------------------------------------------------------
                                         Current      30 days       31-60 days      61-90 days        over 90 days        Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                         173,382           0             0                0                0              173,382
Wages Payable                            229,393           0             0                0                0              229,393
Taxes Payable (Other than income)         38,506           0             0                0                0               38,506
Professional Fees                              0           0             0                0                0                    0
Rent/Lease - Building                          0           0             0                0                0                    0
Rent/Lease - Equipment                         0           0             0                0                0                    0
Other Accrued Liabilities                  2,796           0             0                0                0                2,796
Income Taxes Payable                      36,000           0             0                0                0               36,000
Secured Debt                                   0           0             0                0                0                    0
Intercompany Payable                      16,570           0             0                0                0               16,570
Other LT Liabilities                           0           0             0                0                0                    0
                                     ----------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                $496,647          $0            $0               $0               $0             $496,647
                                     ==============================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                  CASE #     02-10109 (JJF)
                                                                 --------------
                                            REPORTING PERIOD     MARCH 31, 2002
                                                                 --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------
                                     Dates         Amount           Check Nos.
Description of Tax                    Paid          Paid             or EFT
-------------------------------------------------------------------------------
FICA and Federal W/H                01/30/02      $21,363            EFT
FICA and Federal W/H                02/13/02       20,121            EFT
FICA and Federal W/H                02/27/02       19,830            EFT
FICA and Federal W/H                03/13/02       21,373            EFT
FICA and Federal W/H                03/21/02       23,163            EFT
State withholding                   01/24/02        2,181            10011
State withholding                   02/11/02        2,061            10070
State withholding                   02/27/02        2,026            10144
State withholding                   03/07/02        2,163            10226
State withholding                   03/21/02        2,326            10310
State withholding                   03/09/02        3,592            10241
























                                                  --------
TOTAL POST PETITION TAXES PAID                    $120,199
                                                  ========


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


AMERICAN SINTERED TECHNOLOGIES, INC.                                                CASE #    02-10109 (JJF)
                                                                                              --------------
                                                                          REPORTING PERIOD    MARCH 31, 2002
                                                                                              --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                   $899,645
PLUS Amounts billed during the period                                                               2,597,229
LESS Amounts collected during the period                                                            2,128,190
                                                                                                  -----------
Total Accounts Receivable at the end of the reporting period                                       $1,368,684
                                                                                                  ===========

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


-------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                         873,327
31-60 days old                                                                                        362,525
61-90 days old                                                                                        123,093
91+ days old                                                                                            9,739
                                                                                                  -----------
Total Accounts Receivable                                                                           1,368,684
Amount considered uncollectible (bad debt)                                                             10,861
                                                                                                  -----------
Accounts Receivable (Net) at the end of the current period                                         $1,357,823
                                                                                                  ===========

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                                YES            NO
--------------------------------------------------------------------------------------------------------------------

1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period? If yes, provide an explanation below.                                x

2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
       below                                                                                                x

3.     Have all postpetition tax returns been timely filed? If no, provide an
       explanation below.                                                                    x

4.     Are workers compensation and general liability and other necessary
       insurance coverages in effect? If no, provide an explanation below.                   x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------
1.




2.




3.




4.






Form 941 (1)                          EMPLOYER'S QUARTERLY FEDERAL TAX RETURN
(Rev. January 2002)            See separate instructions revised January 2002 for
Department of the Treasury             information on completing this return.
Internal Revenue Service      KB 25-1795242        Please type or print.
-----------------------------------------------------------------------------------
Enter state
code for state            ******AUTO**3-DIGIT 158
in which
deposits were            MAR2002 S17     C
made only if             AMERICAN SINTERED TECHNOLOGIES INC
different from           FANSTEEL AMERICAN SINTERED TECH
state in                 PO BOX 149                         5071
address to               EMPORIUM PA  15834-0149
the right
(see page
2 of
instructions).


If address is
different
from prior
return, check /   /
here

-----------------------------------------------------------------------------------
If you do not have to file returns in the future, check here /  /
   and enter date final wages paid /  /                              --------------
If you are a seasonal employer, see Seasonal employers on page 1
of the instructions and check here /  /                              --------------
-----------------------------------------------------------------------------------
 1  Number of employees in the pay period that includes
    March 12th.  /1/        64
-----------------------------------------------------------------------------------
 2  Total wages and tips, plus other compensation                    2   426,002.03
 3  Total income tax withheld from wages, tips, and sick pay         3    53,025.83
 4  Adjustment of withheld income tax for preceding quarters
    of calendar year                                                 4         -
 5  Adjusted total of income tax withheld (line 3 as adjusted
    by line 4--see instructions)                                     5    53,025.83
 6  Taxable social security wages  /6a/  440,598/75/  x 12.4% (.124)=6b   54,634.25
    Taxable social security tips   /6c/         -     x 12.4% (.124)=6d        -
 7  Taxable Medicare wages and tips /7a/  440,598/75/ x  2.9% (.029)=7b   12,777.36
 8  Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social
    security and/or Medicare tax                               /  /  8    67,411.61
 9  Adjustment of social security and Medicare taxes (see
    instructions for required explanation)
    Sick Pay $_______+/-Fractions of Cents $ (.21)+/- Other $______ =9        (.21)
10  Adjusted total of social security and Medicare taxes
    (line 8 as adjusted by line 9--see instructions)                 10   67,411.40
11  Total taxes (add lines 5 and 10)                                 11  120,437.23
12  Advance earned income credit (EIC) payments made to employees    12        -
13  Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of
    Schedule B (Form 941))                                           13  120,437.23
14  Total deposits for quarter, including overpayment applied
    from a prior quarter                                             14  120,437.23
15  Balance due (subtract line 14 from line 13). See instructions    15     NONE  -




16  Overpayment. If line 14 is more than line 13, enter excess
    here /   /  $
                 ------------
    and check if to be:  /  / Applied to next return or /  / Refunded.
- All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
- Semiweekly schedule depositors: Complete Schedule B (Form 941)
  and check here                                                            /   /
- Monthly schedule depositors: Complete line 17, columns (a) through
  (d), and check here                                                       /   /
-----------------------------------------------------------------------------------
17  Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
-----------------------------------------------------------------------------------
    (a)  First month liability        (b)  Second month liability
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
    (c)  Third month liability        (d) Total liability for quarter
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Third     Do you want to allow another person to   / X /  Yes, Complete the
Party     discuss this return with the IRS                     following.
Designee  (see separate instructions)?             /   /  No

          Designee's         Phone                      Personal identification
          name  Joseph A.    no.   (814)-776-1107       number (PIN)      20932
                Salvaggio
-----------------------------------------------------------------------------------
Sign    Under penalties of perjury, I declare that I have examined this return,
Here    including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

                                   Print Your
         Signature                 Name and Title                   Date
         /s/ Daniel A. Buer        Daniel A. Buer, Controller       04-29-02
-----------------------------------------------------------------------------------
For Privacy Act and Paperwork Reduction
Act Notice, see back of Payment Voucher.   Cat. No. 17001Z   Form 941 (Rev. 1-2002)

17-000654767

SCHEDULE B          Employer's Record  of Federal Tax Liability
(FORM 941)
(Rev. January           See Circular E for more information
2002)                             about employment
Department of                        tax returns.         OMB No. 1545-0029
the Treasury      5151
Internal Revenue           Attach to Form 941 or 941-SS.
Service
-----------------------------------------------------------------------------
Name as shown on
Form 941
(or Form 941-SS)       Employer identification number    Date quarter ended

-----------------------------------------------------------------------------
AMERICAN SINTERED TECHNOLOGIES INC. 25-1795242 MAR2002
-----------------------------------------------------------------------------
You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)
-----------------------------------------------------------------------------
                 A. Daily Tax Liability--First Month of Quarter
-----------------------------------------------------------------------------
1             8              15              22              29
 -----------    -----------     -----------     -----------     -----------
2             9              16              23              30
 -----------    -----------     -----------     -----------     -----------
3            10   14,573.72  17              24   21,362.64  31
 -----------    -----------     -----------     -----------     -----------
4            11              18              25
 -----------    -----------     -----------     -----------
5            12              19              26
 -----------    -----------     -----------     -----------
6            13              20              27
 -----------    -----------     -----------     -----------
7            14              21              28
 -----------    -----------     -----------     -----------
-----------------------------------------------------------------------------
A Total tax liability for first month of quarter                A   35,936.36
-----------------------------------------------------------------------------
                B. Daily Tax Liability--Second Month of Quarter
-----------------------------------------------------------------------------
1             8              15              22              29
 -----------    -----------     -----------     -----------     -----------
2             9              16              23              30
 -----------    -----------     -----------     -----------     -----------
3            10              17              24              31
 -----------    -----------     -----------     -----------     -----------
4            11              18              25
 -----------    -----------     -----------     -----------
5            12              19              26
 -----------    -----------     -----------     -----------
6            13              20              27
 -----------    -----------     -----------     -----------
7  20,120.62 14              21   19,829.96  28
 -----------    -----------     -----------     -----------

-----------------------------------------------------------------------------
B Total tax liability for first month of quarter                B   39,950.58
-----------------------------------------------------------------------------
                 C. Daily Tax Liability--Third Month of Quarter
-----------------------------------------------------------------------------
1               8              15              22             29
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7   21,373.00  14              21   23,177.29  28
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
C Total tax liability for third month of quarter                C   44,550.29
-----------------------------------------------------------------------------
D Total for quarter (add lines A, B, and C). This should equal
  line 13 of Form 941 (or line 10 of Form 941-SS)               D  120,437.23
-----------------------------------------------------------------------------
For Paperwork Reduction Act Notice,  Cat. No. 11967Q   Schedule B (Form 941)
see page 2.                                                     (Rev. 1-2002)

                                                                                                                        Exhibit 99.3


CUSTOM TECHNOLOGIES CORP.                                                                               CASE #        02-10109 (JJF)
                                                                                                                      --------------
                                                                                              REPORTING PERIOD        MARCH 31, 2002
                                                                                                                      --------------
MONTHLY OPERATING REPORT
                                                                                                 DOCUMENT              EXPLANATION
                                                                          FORM NO.               ATTACHED                ATTACHED
                                                                     -------------------     ------------------     ----------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                          MOR 1                   None
        Bank Reconciliations                                         MOR 1 (cont)            None
        Copies of bank statements                                                            None
        Cash disbursement journals                                                           None
Statement of operations                                              MOR 2                   None
Balance Sheet                                                        MOR 3                   Attached
Status of Postpetition Taxes                                         MOR 4                   None
        Copies of payment receipts                                                           None
        Copies of tax returns filed during reporting period                                  None
Summary of Unpaid Postpetition Debts                                 MOR 4                   None
        Listing of aged accounts payable                                                     None
Accounts Receivable Reconciliation and Aging                         MOR 5                   None
Debtor Questionnaire                                                 MOR 5                   Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                                                                      5/20/2002
----------------------------------------------------------------------------       ------------------------------------------
Signature of Authorized Individual                                                 Date

R. Michael McEntee                                                                 Treasurer
----------------------------------------------------------------------------       ------------------------------------------
Printed Name of Authorized Individual                                              Title of Authorized Individual



CUSTOM TECHNOLOGIES CORP.                                                                                Case #      02-10109 (JJF)
                                                                                                                     --------------
                                                                                               Reporting Period      March 31, 2002
                                                                                                                     --------------

BALANCE SHEET
                                                                                3/31/02                       1/15/02
                                                                         -----------------------       -----------------------
ASSETS
---------------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                                   $0                           $ -
    Restricted cash and cash equivalents                                                      -                             -
    Accounts receivable - net                                                                 -                             -
    Inventories - net                                                                         -
    Other assets - current                                                                    -                             -
                                                                         -----------------------       -----------------------
           TOTAL CURRENT ASSETS                                                               -                             -
                                                                         -----------------------       -----------------------
OTHER ASSETS
    Deferred income taxes                                                                     -                             -
    Intercompany receivable                                                          $1,332,139                     1,332,139
    Investment in subsidiaries                                                       39,630,358                    39,630,358
    Other                                                                                     -                             -
                                                                         -----------------------       -----------------------
           TOTAL OTHER ASSETS                                                        40,962,497                    40,962,497
                                                                         -----------------------       -----------------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                      -                             -
    Buildings                                                                                 -                             -
    Machinery and equipment                                                                   -                             -
                                                                         -----------------------       -----------------------
           Total property, plant and equipment                                                -                             -
    Less: Accum. depreciation and amortization                                                -                             -
                                                                         -----------------------       -----------------------
           NET PROPERTY, PLANT AND EQUIPMENT                                                  -                             -
                                                                         -----------------------       -----------------------
TOTAL ASSETS                                                                       $ 40,962,497                  $ 40,962,497
                                                                         =======================       =======================

LIABILITIES & SHAREHOLDERS' EQUITY                                              3/31/02                       1/15/02
---------------------------------------------------------------------    -----------------------       -----------------------
LIABILITIES (POSTPETITION)
---------------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                                       $ -                           $ -
    Accounts payable                                                                          -                             -
    Accrued liabilities                                                                       -                             -
    Accrued income taxes                                                                      -                             -
    Dividends payable                                                                         -                             -
                                                                         -----------------------       -----------------------
           TOTAL CURRENT LIABILITIES                                                          -                             -
                                                                         -----------------------       -----------------------
LONG-TERM DEBT - SECURED                                                                      -                             -
                                                                         -----------------------       -----------------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                                 -                             -
    Deferred income taxes                                                                     -                             -
    Intercompany payable                                                                      -                             -
    Long-term pension liability                                                               -                             -
                                                                         -----------------------       -----------------------
           TOTAL OTHER LIABILITIES                                                            -                             -
                                                                         -----------------------       -----------------------
TOTAL LIABILITIES (POSTPETITION)                                                              -                             -
                                                                         -----------------------       -----------------------
LIABILITIES (PREPETITION)

    Secured debt                                                                              -                             -
    Priority debt                                                                             -                             -
    Unsecured debt                                                                            -                             -
                                                                         -----------------------       -----------------------
TOTAL LIABILITIES (PREPETITION)                                                               -                             -
                                                                         -----------------------       -----------------------
TOTAL LIABILITIES                                                                             -                             -
---------------------------------------------------------------------    -----------------------       -----------------------


                                                                                3/31/02                       1/15/02
                                                                         -----------------------       -----------------------
SHAREHOLDERS' EQUITY
    Common stock                                                                          1,000                         1,000
    Capital in excess of par value                                                   23,380,700                    23,380,700
    Equity - unearned compensation                                                            -                             -
    Minimum pension liability adjustment                                                      -                             -
    Foreign currency translation adjustment                                                   -                             -
    Retained earnings - prepetition                                                  17,580,797                    17,580,797
    Retained earnings - postpetition                                                          -                             -
                                                                         -----------------------       -----------------------
           TOTAL SHAREHOLDERS' EQUITY                                                40,962,497                    40,962,497
                                                                         -----------------------       -----------------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                                         $ 40,962,497                  $ 40,962,497
                                                                         =======================       =======================




CUSTOM TECHNOLOGIES CORP.                                                                                Case #      02-10109 (JJF)
                                                                                                                     --------------
                                                                                               Reporting Period      March 31, 2002
                                                                                                                     --------------


DEBTOR QUESTIONNAIRE                                                                                         YES            NO
                                                                                                         ------------  -------------
1.    Have any assets been sold or transferred outside of the normal course of business
      this reporting period? If yes, provide an explanation below.                                                          x

2.    Have any funds been disbursed from any accounts other than a debtor in possession
      account in this reporting period? If yes, provide an explanation below.                                               x

3.    Have all postpetition tax returns been timely filed? If no, provide an explanation below.               x

4.    Are workers compensation, general liability and other necessary insurance coverages
      in effect? If no, provide an explanation below.                                                         x



                                                                                                                    EXHIBIT 99.4


ESCAST, INC                                                                                        CASE #         02-10109 (JJF)
                                                                                                            --------------------
                                                                                         REPORTING PERIOD         MARCH 31, 2002
                                                                                                            --------------------
MONTHLY OPERATING REPORT
                                                                                             DOCUMENT               EXPLANATION
                                                                      FORM NO.               ATTACHED                ATTACHED
                                                                      ---------          ---------------        ------------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                           MOR 1                    Yes                     No
        Bank Reconciliations                                          MOR 1 (cont)          Available                  No
        Copies of bank statements                                                           Available                  No
        Cash disbursement journals                                                          Available                  No
Statement of operations                                               MOR 2                    Yes                     No
Balance Sheet                                                         MOR 3                    Yes                     No
Status of Postpetition Taxes                                          MOR 4                    Yes                     No
        Copies of payment receipts                                                          Available                  No
        Copies of tax returns filed during reporting period                                 Available                  No
Summary of Unpaid Postpetition Debts                                  MOR 4                    Yes                     No
        Listing of aged accounts payable                                                    Available                  No
Accounts Receivable Reconciliation and Aging                          MOR 5                    Yes                     No
Debtor Questionnaire                                                  MOR 5                    Yes                     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                                                                  5/20/2002
-----------------------------------------------------------------------------       ------------------------------------------
Signature of Authorized Individual                                                  Date

R. Michael McEntee                                                                  Vice President
-----------------------------------------------------------------------------       ------------------------------------------
Printed Name of Authorized Individual                                               Title of Authorized Individual




ESCAST, INC                                                                                        CASE #         02-10109 (JJF)
                                                                                                            --------------------
                                                                                         REPORTING PERIOD         MARCH 31, 2002
                                                                                                            --------------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                                            CURRENT MONTH                          CUMULATIVE FILING TO DATE
                                                   -------------------------------------  ------------------------------------------
                                                        ACTUAL             PROJECTED            ACTUAL               PROJECTED
                                                        ------             ---------            ------               ---------

RECEIPTS
--------
F
A/R Collections                                    $      -              $      -               $  2,476,991         $   2,657,774
Loans                                                     -                     -                          -                     -
Sale of Assets                                            -                     -                          -                     -
InterCompany Transfers                                    -                     -                   (218,452)             (200,000)
Other                                                     -                     -                          -                     -
                                                  -------------         ------------            ------------         --------------
     Total Receipts                                       -                     -                  2,258,539              2,457,774
                                                  ------------          ------------            ------------         --------------

DISBURSEMENTS
-------------

Net Payroll                                               -                     -                    302,731                274,631
Payroll Taxes                                             -                     -                     97,253                107,116
Accounts Payable                                          -                     -                  1,842,966              1,995,145
Profit Sharing / Pension                                  -                     -                          -                      -
Insurance                                                 -                     -                          -                      -
Commissions                                               -                     -                     53,658                 32,000
Utilities                                                 -                     -                     18,950                 20,013
Leases / Rents                                            -                     -                     12,841                 13,296
Bank Service Charges                                      -                     -                          -                      -
Loans                                                     -                     -                          -                      -
Professional Fees-Bankruptcy                              -                     -                          -                      -
US Trustee Fees                                           -                     -                          -                      -
Court Costs                                               -                     -                          -                      -
                                                  -------------         ------------            ------------         --------------
     Total disbursements                                  -                     -                  2,328,399              2,442,201
                                                  ------------          ------------            ------------         --------------

NET CASH FLOW                                     $       -             $       -                $   (69,860)        $       15,573
-------------                                     ============          ===========              ============        ==============

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




ESCAST, INC                                                                                        CASE #        02-10109 (JJF)
                                                                                                           --------------------
                                                                                         REPORTING PERIOD        MARCH 31, 2002
                                                                                                           --------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                                                    Account                                                Book
Balance per Books                                                   Number                Account Type                    Balance
                                                               ---------------         ------------------               ----------

   American National Bank                                           18080278           Disbursement                     $ 29,429

   Bank One                                                    2135-439-0104           Payroll                            (3,453)

   Texas Commerce Bank                                           85808720641           Disbursement                        8,580

  Petty Cash                                                         N/A               Petty cash                            500
                                                                                                                        ----------
                                                                                                                        $ 35,056
                                                                                                                        ==========

Bank reconciliations are available.




ESCAST, INC                                                                                        CASE #       02-10109 (JJF)
                                                                                                          --------------------
                                                                                         REPORTING PERIOD       MARCH 31, 2002
                                                                                                          --------------------

STATEMENT OF OPERATIONS (MOR-2)
                                                                                                            CUMULATIVE
                                                                                                          FILING TO DATE
                                                                                                        ------------------
Gross Sales                                                                                               $ 2,944,795
Less: Defective mat'l returned                                                                                    330
         Sales allowances                                                                                          (1)
         Cash discounts                                                                                        15,621
                                                                                                          -------------
            Total sales deductions                                                                             15,950
                                                                                                          -------------
         NET SALES                                                                                          2,928,845
                                                                                                          -------------

Cost of Sales                                                                                               2,419,819
                                                                                                          -------------

         GROSS PROFIT                                                                                         509,026
                                                                                                          -------------
Selling, General & Admin. Expense
    Selling expense                                                                                           183,230
    General & Admin. expense                                                                                  153,868
    Corporate Fees                                                                                            105,500
                                                                                                          -------------
      Total S G & A and Environ. Expense                                                                      442,598
                                                                                                          -------------

         OPERATING INCOME                                                                                      66,428
                                                                                                          -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                                                                          -
    Interest Expense                                                                                                -
                                                                                                          -------------
         Other Income (Expense)                                                                                     -
                                                                                                          -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                                                                       66,428
                                                                                                          -------------

REORGANIZATION ITEMS
    Professional Fees                                                                                          70,000
    US Trustee Quarterly Fees                                                                                       -
    (Gain) Loss from sale of equipment                                                                              -
    Other Reorganization Expenses                                                                                   -
                                                                                                          -------------
         Total Reorganization Items                                                                            70,000
                                                                                                          -------------
INCOME (LOSS) BEFORE TAXES                                                                                     (3,572)

Provision for Taxes                                                                                             3,256
                                                                                                          -------------

NET INCOME (LOSS)                                                                                          $   (6,828)
                                                                                                          =============


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulatively, where applicable, from the January 15, 2002 filing date through March 31, 2002.



ESCAST, INC                                                                                        CASE #        02-10109 (JJF)
                                                                                                           --------------------
                                                                                         REPORTING PERIOD        MARCH 31, 2002
                                                                                                           --------------------

BALANCE SHEET (MOR-3)
                                                                                             3/31/02                   1/15/02
                                                                                          ------------               ------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                                   $35,056                    $  104,916
    Restricted cash and cash equivalents                                                           -                             -
    Accounts receivable - net                                                              1,501,898                       956,901
    Inventories - net                                                                      1,068,911                     1,085,331
    Other assets - current                                                                    84,001                        72,557
                                                                                         ------------                 ------------
           TOTAL CURRENT ASSETS                                                            2,689,866                     2,219,705
OTHER ASSETS                                                                             ------------                 ------------
    Deferred income taxes                                                                    543,399                       575,991
    Intercompany receivable                                                                  416,039                       316,912
    Investment in subsidiaries                                                             2,619,157                     2,614,719
    Other                                                                                          -                             -
                                                                                         ------------                 ------------
           TOTAL OTHER ASSETS                                                              3,578,595                     3,507,622
                                                                                         ------------                 ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                      68,653                        68,653
    Buildings                                                                                 84,942                        84,942
    Machinery and equipment                                                                4,300,918                     4,300,918
                                                                                         ------------                 ------------
           Total property, plant and equipment                                             4,454,513                     4,454,513
    Less: Accum. depreciation and amortization                                             2,008,998                     1,952,364
           NET PROPERTY, PLANT AND EQUIPMENT                                               2,445,515                     2,502,149
TOTAL ASSETS                                                                             $ 8,713,976                   $ 8,229,476
                                                                                         =============               =============
LIABILITIES & SHAREHOLDERS' EQUITY
----------------------------------------------                                               3/31/02                   1/15/02
LIABILITIES (POSTPETITION)                                                                ------------               ------------
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                                    $         -                   $         -
    Accounts payable                                                                         155,542                             -
    Accrued liabilities                                                                      130,147                             -
    Accrued income tax                                                                             -                             -
    Dividends payable                                                                              -                             -
                                                                                         -------------               -------------
           TOTAL CURRENT LIABILITIES                                                         285,689                             -
                                                                                         -------------               -------------
LONG-TERM DEBT - SECURED                                                                           -                             -
                                                                                         -------------               -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                                      -                             -
    Deferred income taxes                                                                          -                             -
    Intercompany payable                                                                     317,579                             -
    Long-term pension liability                                                                    -                             -
                                                                                         -------------               -------------
           TOTAL OTHER LIABILITIES                                                           317,579                             -
                                                                                         -------------               -------------
TOTAL LIABILITIES (POSTPETITION)                                                             603,268                             -
                                                                                         -------------               -------------
LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                                                                   -                             -
    Priority debt 1                                                                                -                       111,940
    Unsecured debt                                                                         1,463,413                     1,463,413
    Intercompany payable                                                                     839,825                       839,825
                                                                                         -------------               -------------
TOTAL LIABILITIES (PREPETITION)                                                            2,303,238                     2,415,178
                                                                                         -------------               -------------
TOTAL LIABILITIES                                                                          2,906,506                     2,415,178
                                                                                         -------------               -------------



                                                                                             3/31/02                   1/15/02
                                                                                          ------------               ------------
Shareholders' Equity
    Common stock                                                                               1,000                         1,000
    Capital in excess of par value                                                         4,067,259                      4,067,259
    Equity - unearned compensation                                                                 -                             -
    Minimum pension liability adjustment                                                           -                             -
    Foreign currency translation adjustment                                                        -                             -
    Retained earnings - prepetition                                                        1,746,039                     1,746,039
    Retained earnings - postpetition                                                          (6,828)                            -
                                                                                         -------------               -------------
           TOTAL SHAREHOLDERS' EQUITY                                                      5,807,470                     5,814,298
                                                                                         -------------               -------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                                               $ 8,713,976                   $ 8,229,476
                                                                                         =============               =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                                                        CASE #        02-10109 (JJF)
                                                                                                           --------------------
                                                                                         REPORTING PERIOD        MARCH 31, 2002
                                                                                                           --------------------
STATUS OF POST PETITION TAXES (MOR-4)
----------------------------------------------------------------------------------------------------------------
                                                                                               Tax Liability
                                         Beginning    Amt. Withheld         Amount              at end of
FEDERAL TAXES:                           Liability    or Amt of Tax          Paid              Current Month
----------------------------------------------------------------------------------------------------------------

Withholding                                      0           41,311         41,311                     0
FICA-Employee                                    0           22,240         22,240                     0
FICA-Employer                                    0           22,849         22,849                     0
Unemployment                                     0            1,686            950                   736
Income Tax                                       0                0              0                     0
Foreign Income Tax                               0                0              0                     0
Other:                                           0                0              0                     0
                                       -----------------------------------------------------------------
   TOTAL FEDERAL TAXES                          $0          $88,086        $87,350                  $736
                                       -----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                      0            4,587          4,587                     0
Unemployment                                     0            5,646          5,316                   330
Sales                                            0            2,015              0                 2,015
Income Tax                                       0                0              0                     0
Real Property                                    0           28,982              0                28,982
Personal Property                                0                0              0                     0
Other: Describe                                  0                0              0                     0
                                       -----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES                   $0          $41,230         $9,903               $31,327
                                       -----------------------------------------------------------------
TOTAL POST PETITION TAXES                       $0         $129,316        $97,253               $32,063
                                       =================================================================

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Number of Days Past Due
                                      ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                      Current         30 days       31-60 days        61-90 days      over 90 days            Total
Accounts Payable                      155,542            0             0                  0                0                155,542
Wages Payable                          52,295            0             0                  0                0                 52,295
Taxes Payable (Other than income)      32,063            0             0                  0                0                 32,063
Professional Fees                           0            0             0                  0                0                      0
Rent/Lease - Building                       0            0             0                  0                0                      0
Rent/Lease - Equipment                      0            0             0                  0                0                      0
Other Accrued Liabilities              45,789            0             0                  0                0                 45,789
Income Taxes Payable                        0            0             0                  0                0                      0
Secured Debt                                0            0             0                  0                0                      0
Intercompany Payable                  317,579            0             0                  0                0                317,579
Other LT Liabilities                        0            0             0                  0                0                      0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $603,268           $0            $0                 $0               $0               $603,268
                                   =================================================================================================





ESCAST, INC                                                                                        CASE #       02-10109 (JJF)
                                                                                                          --------------------
                                                                                         REPORTING PERIOD       MARCH 31, 2002
                                                                                                          --------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-----------------------------------------------------------------------------------------------------
                                               Dates         Amount             Check Nos.
Description of Tax                             Paid           Paid               or EFT
-----------------------------------------------------------------------------------------------------

All payroll taxes are paid by ADP                             97,253            Wire Transfer
      each  week.






















                                                             -------
TOTAL POST PETITION TAXES PAID                               $97,253
                                                             =======




ESCAST, INC                                                                                        CASE #       02-10109 (JJF)
                                                                                                          --------------------
                                                                                         REPORTING PERIOD       MARCH 31, 2002
                                                                                                          --------------------


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------------------------------------------------

Total Accounts Receivable at the beginning of the reporting period                                          $937,519
PLUS Amounts billed during the period                                                                      3,013,649
LESS Amounts collected during the period                                                                   2,476,991
                                                                                                --------------------
Total Accounts Receivable at the end of the reporting period                                              $1,474,177
                                                                                                ====================

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                                786,108
31-60 days old                                                                                               578,805
61-90 days old                                                                                                36,529
91+ days old                                                                                                  72,735
                                                                                                --------------------
Total Accounts Receivable                                                                                  1,474,177
Amount considered uncollectible (bad debt)
                                                                                                --------------------
Accounts Receivable (Net) at the end of the current period                                                $1,474,177
                                                                                                ====================



Debtor Questionnaire

-----------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                 YES                      NO
-----------------------------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal                                     X
       course of business this reporting period? If yes, provide
       an explanation below.
2.     Have any funds been disbursed from any account other than a                                     X
       debtor in possession account this reporting period? If yes, provide an explanation below
3.     Have all postpetition tax returns been timely filed? If no,             X
       provide an explanation below.
4.     Are workers compensation and general liability and other                X
       necessary insurance coverages in effect? If no, provide an explanation below.




EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.




2.




3.




4.





                                                                                                                        EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                                                      CASE #   02-10109 (JJF)
                                                                                                                     ---------------
                                                                                                  REPORTING PERIOD   MARCH 31, 2002
                                                                                                                     ---------------

Monthly Operating Report
                                                                                           DOCUMENT                EXPLANATION
                                                                      FORM NO.             ATTACHED                  ATTACHED
                                                                   -------------          -----------             -------------
Required Documents
Schedule of Cash Receipts and Disbursements                        MOR 1                   Attached                       No
        Bank Reconciliations                                       MOR 1 (cont)            Attached                       No
        Copies of bank statements                                                          Available                      No
        Cash disbursement journals                                                         None                           No
Statement of operations                                            MOR 2                   Attached                       No
Balance Sheet                                                      MOR 3                   Attached                       No
Status of Postpetition Taxes                                       MOR 4                   None                           No
        Copies of payment receipts                                                         None                           No
        Copies of tax returns filed during reporting period                                None                           No
Summary of Unpaid Postpetition Debts                               MOR 4                   Attached                       No
        Listing of aged accounts payable                                                   None                           No
Accounts Receivable Reconciliation and Aging                       MOR 5                   None                           No
Debtor Questionnaire                                               MOR 5                   Attached                       No




I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




/s/ R. Michael McEntee                                                                      5/20/2002
----------------------------------------------------------------------------       ------------------------------------------
Signature of Authorized Individual                                                 Date

R. Michael McEntee                                                                 Treasurer
----------------------------------------------------------------------------       ------------------------------------------
Printed Name of Authorized Individual                                              Title of Authorized Individual




FANSTEEL HOLDINGS, INC                                                                                   CASE #       02-10109 (JJF)
                                                                                                                      --------------
                                                                                               REPORTING PERIOD       MARCH 31, 2002
                                                                                                                      --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                                             CURRENT MONTH                          CUMULATIVE FILING TO DATE
                                                ------------------------------------         -------------------------------------
                                                    ACTUAL               PROJECTED                 ACTUAL               PROJECTED
                                                ------------          --------------         ---------------        --------------
RECEIPTS
--------
A/R Collections                                 $         -           $         -            $           -          $          -
Loans                                                     -                     -                        -                     -
Sale of Assets                                            -                     -                        -                     -
InterCompany Transfers                                    -                     -                        -                     -
Other                                                     -                     -                        -                     -
                                                ------------          --------------         ---------------        --------------
     Total Receipts                                       -                     -                        -                     -
                                                ------------          --------------         ---------------        --------------
DISBURSEMENTS
-------------

Net Payroll                                               -                     -                        -                     -
Payroll Taxes                                             -                     -                        -                     -
Accounts Payable                                          -                     -                        -                     -
Profit Sharing / Pension                                  -                     -                        -                     -
Insurance                                                 -                     -                        -                     -
Commissions                                               -                     -                        -                     -
Utilities                                                 -                     -                        -                     -
Leases / Rents                                            -                     -                        -                     -
Bank Service Charges                                      -                     -                       34                    51
Loans                                                     -                     -                        -                     -
Professional Fees-Bankruptcy                              -                     -                        -                     -
US Trustee Fees                                           -                     -                        -                     -
Court Costs                                               -                     -                        -                     -
                                                ------------          --------------         ---------------        --------------
     Total disbursements                                  -                     -                       34                    51
                                                ------------          --------------         ---------------        --------------

NET CASH FLOW                                   $         -           $         -            $         (34)         $        (51)
-------------                                   ============          ==============         ===============        ==============


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




FANSTEEL HOLDINGS INC                                                                                      CASE #    02-10109 (JJF)
                                                                                                                     --------------
                                                                                                 REPORTING PERIOD    MARCH 31, 2002
                                                                                                                     --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                                                           Account                                         Book
Balance per Books                                                           Number               Account Type             Balance
                                                                       --------------          ----------------         ------------
   Wilmington Trust Company                                              2477-7626             Operational               $     851
                                                                                                                         =========

Bank reconciliations are available.




FANSTEEL HOLDINGS, INC                                                                  CASE #    02-10109 (JJF)
                                                                                                  --------------
                                                                              REPORTING PERIOD    MARCH 31, 2002
                                                                                                  --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                                                              CUMULATIVE
                                                                                            FILING TO DATE
                                                                                            --------------
Gross Sales                                                                                 $            -
Less: Defective mat'l returned                                                                           -
        Sales allowances                                                                                 -
        Cash discounts                                                                                   -
                                                                                            --------------
           Total sales deductions                                                                        -
                                                                                            --------------
        NET SALES                                                                                        -
                                                                                            --------------
Cost of Sales                                                                                            -
                                                                                            --------------
        GROSS PROFIT                                                                                     -
                                                                                            --------------
Selling, General & Admin. Expense
    Selling expense                                                                                      -
    General & Admin. expense                                                                           547
    Corporate Fees                                                                                       -
                                                                                            --------------
      Total S G & A and Environ. Expense                                                               547
                                                                                            --------------

        OPERATING INCOME                                                                              (547)
                                                                                            --------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                                                               -
    Interest Expense                                                                                     -
                                                                                            --------------
        Other Income (Expense)                                                                           -
                                                                                            --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                                                              (547)
                                                                                            --------------
REORGANIZATION ITEMS
    Professional Fees                                                                                    -
    US Trustee Quarterly Fees                                                                            -
    (Gain) Loss from sale of equipment                                                                   -
    Other Reorganization Expenses                                                                        -
                                                                                            --------------
        Total Reorganization Items                                                                       -
                                                                                            --------------
INCOME (LOSS) BEFORE TAXES                                                                            (547)

Provision for Taxes                                                                                      -
                                                                                            --------------
NET INCOME (LOSS)                                                                           $         (547)
                                                                                            ==============


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


FANSTEEL HOLDINGS, INC                                                                      CASE #       02-10109 (JJF)
                                                                                                         --------------
                                                                                  REPORTING PERIOD       MARCH 31, 2002
                                                                                                         --------------

BALANCE SHEET (MOR-3)
                                                                           3/31/02                       1/15/02
                                                                      -------------------             ----------------
ASSETS
--------------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                            $               851             $             885
    Restricted cash and cash equivalents                                                -                             -
    Accounts receivable - net                                                           -                             -
    Inventories -net                                                                    -                             -
    Other assets - current                                                              -                             -
                                                                      -------------------             -----------------
           TOTAL CURRENT ASSETS                                                       851                           885
                                                                      -------------------             -----------------
OTHER ASSETS
    Deferred income taxes                                                               -                             -
    Intercompany receivable                                                             -                             -
    Investment in subsidiaries                                                 40,554,342                    40,554,342
    Other                                                                               -                             -
                                                                      -------------------             -----------------
           TOTAL OTHER ASSETS                                                  40,554,342                    40,554,342
                                                                      -------------------             -----------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                -                             -
    Buildings                                                                           -                             -
    Machinery and equipment                                                             -                             -
                                                                      -------------------             -----------------
           Total property, plant and equipment                                          -                             -
    Less: Accum. depreciation and amortization                                          -                             -
                                                                      -------------------             -----------------
           NET PROPERTY, PLANT AND EQUIPMENT                                            -                             -
                                                                      -------------------             -----------------
TOTAL ASSETS                                                          $        40,555,193             $      40,555,227
                                                                      ===================             =================

LIABILITIES & SHAREHOLDERS' EQUITY                                        3/31/02                       1/15/02
--------------------------------------------------------------------  -------------------             -----------------
LIABILITIES (POSTPETITION)
--------------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                 $                 -             $               -
    Accounts payable                                                                    -                             -
    Accrued liabilities                                                                 -                             -
    Accrued income taxes                                                                -                             -
    Dividends payable                                                                   -                             -
                                                                      -------------------             -----------------
           TOTAL CURRENT LIABILITIES                                                    -                             -
                                                                      -------------------             -----------------
LONG-TERM DEBT - SECURED                                                                -                             -
                                                                      -------------------             -----------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                           -                             -
    Deferred income taxes                                                               -                             -
    Intercompany payable                                                              483                             -
    Long-term pension liability                                                         -                             -
                                                                      -------------------             -----------------
           TOTAL OTHER LIABILITIES                                                    483                             -
                                                                      -------------------             -----------------
TOTAL LIABILITIES (POSTPETITION)                                                      483                             -
                                                                      -------------------             -----------------
LIABILITIES (PREPETITION)
--------------------------------------------------------------------
    Secured debt                                                                        -                             -
    Priority debt                                                                   1,000                         1,000
    Unsecured debt                                                                      -                             -
    Intercompany payable                                                       30,853,957                    30,853,927
                                                                      -------------------             -----------------
TOTAL LIABILITIES (PREPETITION)                                                30,854,957                    30,854,927
                                                                      -------------------             -----------------
TOTAL LIABILITIES                                                              30,855,440                    30,854,927
                                                                      -------------------             -----------------


                                                                           3/31/02                       1/15/02
                                                                      -------------------             ----------------
SHAREHOLDERS' EQUITY
    Common stock                                                                        -                             -
    Capital in excess of par value                                                      -                             -
    Equity - unearned compensation                                                      -                             -
    Minimum pension liability adjustment                                                -                             -
    Foreign currency translation adjustment                                             -                             -
    Retained earnings - prepetition                                             9,700,300                     9,700,300
    Retained earnings - postpetition                                                 (547)                            -
                                                                      -------------------             -----------------
           TOTAL SHAREHOLDERS' EQUITY                                           9,699,753                     9,700,300
                                                                      -------------------             -----------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                            $        40,555,193             $      40,555,227
                                                                      ===================             =================




FANSTEEL HOLDINGS, INC                                                                                     CASE #    02-10109 (JJF)
                                                                                                                     --------------
                                                                                                 REPORTING PERIOD    MARCH 31, 2002
                                                                                                                     --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------------------
                                                                                            Tax Liability
                                           Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid          Current Month
-----------------------------------------------------------------------------------------------------------
Withholding                                        0                0              0                  0
FICA-Employee                                      0                0              0                  0
FICA-Employer                                      0                0              0                  0
Unemployment                                       0                0              0                  0
Income Tax                                         0                0              0                  0
Foreign Income Tax                                 0                0              0                  0
Other:                                             0                0              0                  0
                                         -----------------------------------------------------------------
   TOTAL FEDERAL TAXES                   $         0     $          0     $        0       $          0
                                         -----------------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                                        0                0              0                  0
Unemployment                                       0                0              0                  0
Sales                                              0                0              0                  0
Income Tax                                         0                0              0                  0
Real Property                                      0                0              0                  0
Personal Property                                  0                0              0                  0
Other: Describe                                    0                0              0                  0
                                         -----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES            $         0     $          0     $        0       $          0
                                         -----------------------------------------------------------------
                                         -----------------------------------------------------------------
TOTAL POST PETITION TAXES                $         0     $          0     $        0       $          0
                                         =================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                           -----------------------------------------------------------------------------------------
                                            Current        30 days        31-60 days        61-90 days      over 90 days       Total
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                  0              0              0                   0               0             0
Wages Payable                                     0              0              0                   0               0             0
Taxes Payable (Other than income)                 0              0              0                   0               0             0
Professional Fees                                 0              0              0                   0               0             0
Rent/Lease - Building                             0              0              0                   0               0             0
Rent/Lease - Equipment                            0              0              0                   0               0             0
Other Accrued Liabilities                         0              0              0                   0               0             0
Income Taxes Payable                              0              0              0                   0               0             0
Secured Debt                                      0              0              0                   0               0             0
Intercompany Payable                            483              0              0                   0               0           483
Other LT Liabilities                              0              0              0                   0               0             0
                                           -----------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                       $483             $0             $0                  $0              $0          $483
                                           =========================================================================================




FANSTEEL HOLDINGS, INC                                                                               CASE #      02-10109 (JJF)
                                                                                                                 --------------
                                                                                           REPORTING PERIOD      MARCH 31, 2002
                                                                                                                 --------------


DEBTOR QUESTIONNAIRE (MOR-5)

------------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                                    YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period? If yes, provide an explanation below.                                           x

2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
       below                                                                                                           x

3.     Have all postpetition tax returns been timely filed? If no, provide an
       eXplanation below.                                                                         x

4.     Are workers compensation and general liability and other necessary
       insurance coverages in effect? If no, provide an explanation below.                        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.




2.




3.




4.





                                                                                                                       Exhibit 99.6


FANSTEEL SCHULZ PRODUCTS, INC.                                                                             CASE #    02-10109 (JJF)
                                                                                                                     --------------
                                                                                                 REPORTING PERIOD    MARCH 31, 2002
                                                                                                                     --------------


Monthly Operating Report
                                                                                                DOCUMENT             EXPLANATION
                                                                            FORM NO.            ATTACHED               ATTACHED
                                                                       -------------------  ------------------    -----------------
Required Documents
Schedule of Cash Receipts and Disbursements                            MOR 1                       Yes                    No
        Bank Reconciliations                                           MOR 1 (cont)             Available                 No
        Copies of bank statements                                                               Available                 No
        Cash disbursement journals                                                              Available                 No
Statement of operations                                                MOR 2                       Yes                    No
Balance Sheet                                                          MOR 3                       Yes                    No
Status of Postpetition Taxes                                           MOR 4                       Yes                    No
        Copies of payment receipts                                                              Available                 No
        Copies of tax returns filed during reporting period                                     Available                 No
Summary of Unpaid Postpetition Debts                                   MOR 4                       Yes                    No
        Listing of aged accounts payable                                                        Available                 No
Accounts Receivable Reconciliation and Aging                           MOR 5                       Yes                    No
Debtor Questionnaire                                                   MOR 5                       Yes                    No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                                                                      5/20/2002
----------------------------------------------------------------------------       ------------------------------------------
Signature of Authorized Individual                                                 Date

/s/ R. Michael McEntee                                                             Vice President
----------------------------------------------------------------------------       ------------------------------------------
Printed Name of Authorized Individual                                              Title of Authorized Individual







FANSTEEL SCHULZ PRODUCTS, INC.                                                                             CASE #     02-10109 (JJF)
                                                                                                                      --------------
                                                                                                 REPORTING PERIOD     MARCH 31, 2002
                                                                                                                      --------------
-----------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                                              CURRENT MONTH                          CUMULATIVE FILING TO DATE
                                                   --------------------------------------------------------------------------------
                                                      ACTUAL               PROJECTED                 ACTUAL               PROJECTED
                                                   -----------           -------------          -------------          ------------
RECEIPTS

A/R Collections                                    $       -             $       -              $   614,502            $  589,984
Loans                                                      -                     -                        -                     -
Sale of Assets                                             -                     -                        -                     -
InterCompany Transfers                                                                              116,263               116,000
Other                                                      -                     -                    4,316                   829
                                                   -----------           -------------          -------------          ------------
     Total Receipts                                        -                     -                  735,081               706,813
                                                   -----------           -------------          -------------          ------------
DISBURSEMENTS

Net Payroll                                                -                     -                  205,318               207,974
Payroll Taxes                                              -                     -                   66,710                77,755
Accounts Payable                                           -                     -                  378,025               437,340
Profit Sharing / Pension                                   -                     -                        -                     -
Insurance                                                  -                     -                   31,321                47,321
Commissions                                                -                     -                        -                     -
Utilities                                                  -                     -                    3,991                 8,099
Leases / Rents                                             -                     -                    9,470                 9,482
Bank Service Charges                                       -                     -                        -                     -
Loans                                                      -                     -                        -                     -
Professional Fees-Bankruptcy                               -                     -                        -                     -
US Trustee Fees                                            -                     -                        -                     -
Court Costs                                                -                     -                        -                     -
                                                   -----------           -------------          -------------          ------------
     Total disbursements                                   -                     -                  694,835               787,971
                                                   -----------           -------------          -------------          ------------

NET CASH FLOW                                      $       -             $       -              $    40,246            $  (81,158)
                                                   ===========           =============          =============          ============



Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




FANSTEEL SCHULZ PRODUCTS, INC.                                                                            CASE #      02-10109 (JJF)
                                                                                                                      --------------
                                                                                                REPORTING PERIOD      MARCH 31, 2002
                                                                                                                      --------------


BANK RECONCILIATION (MOR 1 CONT)
                                                                     Account                                            Book
Balance per Books                                                     Number                Account Type               Balance
                                                                  ---------------        --------------------        ------------
  American National Bank                                              18082912           Disbursement                  $ (82,314)

  American National Bank                                            5300011495           Payroll                          70,732

  Petty Cash                                                               N/A           Petty cash                        1,439
                                                                                                                       ----------
                                                                                                                       $ (10,143)
                                                                                                                       ==========
Bank reconciliations are available.





FANSTEEL SCHULZ PRODUCTS, INC.                                                                 CASE #       02-10109 (JJF)
                                                                                                            --------------
                                                                                     REPORTING PERIOD       MARCH 31, 2002
                                                                                                            --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                                                               CUMULATIVE
                                                                                             FILING TO DATE
                                                                                             --------------
Gross Sales                                                                                  $    901,754
Less: Defective mat'l returned                                                                          -
        Sales allowances                                                                                -
        Cash discounts                                                                             10,320
                                                                                             --------------
           Total sales deductions                                                                  10,320
                                                                                             --------------
        NET SALES                                                                                 891,434
                                                                                             --------------
Cost of Sales                                                                                     746,506
                                                                                             --------------
        GROSS PROFIT                                                                              144,928
                                                                                             --------------
Selling, General & Admin. Expense
    Selling expense                                                                                     -
    General & Admin. expense                                                                       48,207
    Corporate Fees                                                                                 33,000
                                                                                             --------------
      Total S G & A and Environ. Expense                                                           81,207
                                                                                             --------------
        OPERATING INCOME                                                                           63,721
                                                                                             --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                                                                              -
    Interest Expense                                                                                    -
                                                                                             --------------
        Other Income (Expense)                                                                          -
                                                                                             --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                                                           63,721
                                                                                             --------------
REORGANIZATION ITEMS
    Professional Fees                                                                              20,000
    US Trustee Quarterly Fees                                                                           -
    (Gain) Loss from sale of equipment                                                                  -
    Other Reorganization Expenses                                                                       -
                                                                                             --------------
        Total Reorganization Items                                                                 20,000
                                                                                             --------------
INCOME (LOSS) BEFORE TAXES                                                                         43,721

Provision for Taxes                                                                                15,000
                                                                                             --------------
NET INCOME (LOSS)                                                                            $     28,721
                                                                                             ==============


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



FANSTEEL SCHULZ PRODUCTS, INC.                                                                 CASE #       02-10109 (JJF)
                                                                                                            --------------
                                                                                     REPORTING PERIOD       MARCH 31, 2002
                                                                                                            --------------

BALANCE SHEET (MOR-3)
                                                                                 3/31/02                       1/15/02
                                                                             --------------                  ------------
ASSETS
-------------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                   $     (10,143)                  $   (50,389)
    Restricted cash and cash equivalents                                                 -                             -
    Accounts receivable - net                                                      605,955                       376,639
    Inventories -net                                                             1,174,475                     1,145,567
    Other assets - current                                                          13,525                        21,786
                                                                             --------------                  ------------
           TOTAL CURRENT ASSETS                                                  1,783,812                     1,493,603
                                                                             --------------                  ------------
OTHER ASSETS
    Deferred income taxes                                                                -                             -
                                                                             --------------                  ------------
    Intercompany receivable                                                      2,596,386                     2,596,386
                                                                             --------------                  ------------
    Investment in subsidiaries                                                           -                             -
    Other                                                                                -                             -
           TOTAL OTHER ASSETS                                                    2,596,386                     2,596,386
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                 -                             -
    Buildings                                                                            -                             -
    Machinery and equipment                                                        559,054                       559,054
                                                                             --------------                  ------------
           Total property, plant and equipment                                     559,054                       559,054
    Less: Accum. depreciation and amortization                                     265,551                       253,908
                                                                             --------------                  ------------
           NET PROPERTY, PLANT AND EQUIPMENT                                       293,503                       305,146
                                                                             --------------                  ------------
TOTAL ASSETS                                                                 $   4,673,701                   $ 4,395,135
                                                                             ==============                  ============

LIABILITIES & SHAREHOLDERS' EQUITY                                               3/31/02                       1/15/02
-------------------------------------------------------------------          --------------                  ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                        $           -                   $         -
    Accounts payable                                                                73,309                             -
    Accrued liabilities                                                            285,912                             -
    Accrued income taxes                                                            15,000                             -
    Dividends payable                                                                    -                             -
                                                                             --------------                  ------------
           TOTAL CURRENT LIABILITIES                                               374,221                             -
                                                                             --------------                  ------------
LONG-TERM DEBT - SECURED                                                                 -                             -
                                                                             --------------                  ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                            -                             -
    Deferred income taxes                                                                -                             -
    Intercompany payable                                                           116,263                             -
    Long-term pension liability                                                          -                             -
                                                                             --------------                  ------------
           TOTAL OTHER LIABILITIES                                                 116,263                             -
                                                                             --------------                  ------------
TOTAL LIABILITIES (POSTPETITION)                                                   490,484                             -
                                                                             --------------                  ------------
LIABILITIES (PREPETITION)
-------------------------------------------------------------------
    Secured debt                                                                         -                             -
    Priority debt 1                                                                107,628                       348,267
    Unsecured debt                                                                 278,259                       278,259
    Intercompany payable                                                                 -                             -
                                                                             --------------                  ------------
TOTAL LIABILITIES (PREPETITION)                                                    385,887                       626,526
                                                                             --------------                  ------------
TOTAL LIABILITIES                                                                  876,371                       626,526
                                                                             --------------                  ------------

                                                                                 3/31/02                       1/15/02
                                                                             --------------                  ------------
SHAREHOLDERS' EQUITY
    Common stock                                                                       100                           100
    Capital in excess of par value                                               2,680,746                     2,680,746
    Equity - unearned compensation                                                       -                             -
    Minimum pension liability adjustment                                                 -                             -
    Foreign currency translation adjustment                                              -                             -
    Retained earnings - prepetition                                              1,087,763                     1,087,763
    Retained earnings - postpetition                                                28,721                             -
                                                                             --------------                  ------------
           TOTAL SHAREHOLDERS' EQUITY                                            3,797,330                     3,768,609
                                                                             --------------                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                                   $   4,673,701                   $ 4,395,135
                                                                             ==============                  ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.




Fansteel Schulz Products, Inc.                                                                              Case #    02-10109 (JJF)
                                                                                                                      --------------
                                                                                                  Reporting Period    March 31, 2002
                                                                                                                      --------------


STATUS OF POST PETITION TAXES (MOR-4)
----------------------------------------------------------------------------------------------------------
                                                                                            Tax Liability
                                           Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid          Current Month
----------------------------------------------------------------------------------------------------------
Withholding                                       0           41,426         21,850             19,576
FICA-Employee                                     0           20,075         17,621              2,454
FICA-Employer                                     0           20,075         17,621              2,454
Unemployment                                      0            2,364          1,070              1,294
Income Tax                                        0           15,000              0             15,000
Foreign Income Tax                                0                0              0                  0
Other:                                            0                0              0                  0
                                         -------------   -------------      -----------     --------------
   Total Federal Taxes                   $        0      $    98,940        $58,162         $   40,778
                                         -------------   -------------      -----------     --------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                       0           12,519          8,548              3,971
Unemployment                                      0           18,549              0             18,549
Sales                                             0                0              0                  0
Income Tax                                        0                0              0                  0
Real Property                                     0                0              0                  0
Personal Property                                 0            1,250              0              1,250
Other: Describe                                   0                0              0                  0
                                         -------------   -------------      -----------     --------------
  Total State and Local Taxes            $        0      $    32,318        $ 8,548         $   23,770
                                         -------------   -------------      -----------     --------------
Total Post Petition Taxes                $        0      $   131,258        $66,710         $   64,548
                                         =============   =============      ===========     ==============


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Number of Days Past Due
                                         -------------------------------------------------------------------------------------------
                                            Current        30 days      31-60 days       61-90 days      over 90 days        Total
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                             73,309            0            0                 0                0             73,309
Wages Payable                               120,903            0            0                 0                0            120,903
Taxes Payable (Other than income)            49,548            0            0                 0                0             49,548
Professional Fees                                 0            0            0                 0                0                  0
Rent/Lease - Building                             0            0            0                 0                0                  0
Rent/Lease - Equipment                            0            0            0                 0                0                  0
Other Accrued Liabilities                   115,461            0            0                 0                0            115,461
Income Taxes Payable                         15,000            0            0                 0                0             15,000
Secured Debt                                      0            0            0                 0                0                  0
Intercompany Payable                        116,263            0            0                 0                0            116,263
Other LT Liabilities                              0            0            0                 0                0                  0
                                         ------------      -------      ----------       ----------      ------------      --------
Total Postpetition Debts                 $  490,484        $   0        $   0            $    0          $     0           $490,484
                                         ============      =======      ==========       ==========      ============      ========





FANSTEEL SCHULZ PRODUCTS, INC.                          CASE #      02-10109 (JJF)
                                                                    --------------
                                               REPORTING PERIOD     MARCH 31, 2002
                                                                    --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

                                           Dates         Amount          Check Nos.
Description of Tax                         Paid           Paid             or EFT
                                        ------------    ----------      -----------
Federal Employee Inc Tax W/H              02/04/02       $2,625            EFT
Federal Employee Inc Tax W/H              02/11/02        2,685            EFT
Federal Employee Inc Tax W/H              02/18/02        2,582            EFT
Federal Employee Inc Tax W/H              02/20/02        2,850            EFT
Federal Employee Inc Tax W/H              02/28/02        2,800            EFT
Federal Employee Inc Tax W/H              03/07/02        2,737            EFT
Federal Employee Inc Tax W/H              03/14/02        2,722            EFT
Federal Employee Inc Tax W/H              03/21/02        2,849            EFT
FICA-Employee & Employer                  01/15/02        3,201            EFT
FICA-Employee & Employer                  01/23/02          307            EFT
FICA-Employee & Employer                  02/04/02        3,100            EFT
FICA-Employee & Employer                  02/11/02        3,160            EFT
FICA-Employee & Employer                  02/18/02        3,121            EFT
FICA-Employee & Employer                  02/20/02        3,266            EFT
FICA-Employee & Employer                  02/28/02        3,245            EFT
FICA-Employee & Employer                  03/07/02        3,217            EFT
FICA-Employee & Employer                  03/14/02        3,201            EFT
FICA-Employee & Employer                  03/21/02        3,410            EFT
Withheld Medicare-EE & ER                 02/04/02          725            EFT
Withheld Medicare-EE & ER                 02/11/02          739            EFT
Withheld Medicare-EE & ER                 02/18/02          730            EFT
Withheld Medicare-EE & ER                 02/20/02          764            EFT
Withheld Medicare-EE & ER                 02/28/02          759            EFT
Withheld Medicare-EE & ER                 03/07/02          752            EFT
Withheld Medicare-EE & ER                 03/14/02          748            EFT
Withheld Medicare-EE & ER                 03/21/02          797            EFT
Federal Unemployment                      01/31/02          420            EFT
Federal Unemployment                      02/28/02          534            EFT
Federal Unemployment                      03/29/02          116            EFT
State Employee Inc Tax W/H                02/13/02        3,276           7463
State Employee Inc Tax W/H                03/15/02        3,363           7572
State Employee Inc Tax W/H                02/13/02          989           7463
State Employee Inc Tax W/H                03/15/02          920           7572
                                                       ----------
TOTAL POST PETITION TAXES PAID                         $ 66,710
                                                       ==========


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



FANSTEEL SCHULZ PRODUCTS, INC.                                                                  CASE #   02-10109 (JJF)
                                                                                                         --------------
                                                                                      REPORTING PERIOD   MARCH 31, 2002
                                                                                                         --------------


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)
ACCOUNTS RECEIVABLE RECONCILIATION
Total Accounts Receivable at the beginning of the reporting period                                      $   376,333
PLUS Amounts billed during the period                                                                       845,355
LESS Amounts collected during the period                                                                    614,502
                                                                                                        -----------
Total Accounts Receivable at the end of the reporting period                                            $   607,186
                                                                                                        ===========


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                               360,421
31-60 days old                                                                                              141,095
61-90 days old                                                                                               82,775
91+ days old                                                                                                 22,895
                                                                                                        -----------
Total Accounts Receivable                                                                                   607,186
Amount considered uncollectible (bad debt)                                                                    4,000
                                                                                                        -----------
Accounts Receivable (Net) at the end of the current period                                              $   603,186
                                                                                                        ===========
DEBTOR QUESTIONNAIRE



-----------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                                 YES                      NO
-----------------------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period? If yes, provide an explanation below.                                            x

2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
       below                                                                                                            x

3.     Have all postpetition tax returns been timely filed? If no, provide an
       explanation below.                                                                     x

4.     Are workers compensation and general liability and other necessary
       insurance coverages in effect? If no, provide an explanation below.                    x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE
------------   SCHEDULE.)

1.


2.


3.


4.

Form 941 (1)                          EMPLOYER'S QUARTERLY FEDERAL TAX RETURN
(Rev. January 2002)          See separate instructions revised January 2002 for
Department of the Treasury             information on completing this return.
Internal Revenue Service      VV95-4653496         Please type or print.
-------------------------------------------------------------------------------
Enter state
code for state            ******AUTO**5-DIGIT 91776
in which
deposits were            MAR2002 S29     C
made only if             FANSTEEL SCHULZ PRODUCTS INC
different from           855 COMMERCIAL AVENUE               3219
state in                 SAN GABRIEL CA  91776-1948
address to
the right
(see page
2 of
instructions).


If address is
different
from prior
return, check /   /
here

-------------------------------------------------------------------------------
If you do not have to file returns in the future, check here /  /
and enter date final wages paid /  /                             --------------
If you are a seasonal employer, see Seasonal employers on page 1
of the instructions and check here /  /                          --------------
-------------------------------------------------------------------------------
 1  Number of employees in the pay period that includes
    March 12th.  /1/        27
-------------------------------------------------------------------------------
 2  Total wages and tips, plus other compensation                2   301,740.76
 3  Total income tax withheld from wages, tips, and sick pay     3    32,888.16
 4  Adjustment of withheld income tax for preceding quarters               0
    of calendar year                                             4         -
 5  Adjusted total of income tax withheld (line 3 as adjusted
    by line 4--see instructions)                                 5    32,888.16
 6  Taxable social security wages /6a/ 315,871/15/x 12.4% (.124)=6b   39,167.98
    Taxable social security tips   /6c/         - x 12.4% (.124)=6d        -
 7  Taxable Medicare wages and tips /7a/315,871/15/x 2.9% (.029)=7b  9,160.32
 8  Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social
    security and/or Medicare tax                               /  / 8 48,328.30
 9  Adjustment of social security and Medicare taxes (see
    instructions for required explanation)
    Sick Pay $-------+/-Fractions of Cents $ -----+/- Other $----- =9     -
10  Adjusted total of social security and Medicare taxes
    (line 8 as adjusted by line 9--see instructions)             10   48,328.30
11  Total taxes (add lines 5 and 10)                             11   81,216.46
12  Advance earned income credit (EIC) payments made to employees12        -
13  Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of
    Schedule B (Form 941))                                       13   81,216.46
14  Total deposits for quarter, including overpayment applied
    from a prior quarter                                         14   81,149.74
15  Balance due (subtract line 14 from line 13).See instructions 15       66.72

16  Overpayment. If line 14 is more than line 13, enter excess
    here /   /  $
                 ------------
    and check if to be:  /  / Applied to next return OR /  / Refunded.
? All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
? Semiweekly schedule depositors: Complete Schedule B (Form 941)
  and check here                                                          /   /
? Monthly schedule depositors: Complete line 17, columns (a) through
  (d), and check here                                                     /   /
-------------------------------------------------------------------------------
17  Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
-------------------------------------------------------------------------------
    (a)  First month liability        (b)  Second month liability
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (c)  Third month liability        (d) Total liability for quarter
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Third     Do you want to allow another person to   /   /  Yes, Complete the
Party     discuss this return with the IRS                     following.
Designee  (see separate instructions)?             /   /  No

          Designee's         Phone                      Personal identification
          name               no.   (   )-               number (PIN)

-------------------------------------------------------------------------------
Sign Under penalties of perjury, I declare that I have examined this return, Here including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

                                   Print Your
          Signature                Name and Title                   Date
/s/ Linda Bouchic                  Linda Bouchic, Sr. Accountant    04-30-02
-------------------------------------------------------------------------------
For Privacy Act and Paperwork Reduction
Act Notice, see back of Payment Voucher.   Cat. No.17001Z Form 941(Rev. 1-2002)

29-000483228

SCHEDULE B          Employer's Record  of Federal Tax Liability
(FORM 941)
(Rev. January           See Circular E for more information
2002)                             about employment
Department of                        tax returns.
the Treasury      5151
Internal Revenue           Attach to Form 941 or 941-SS.
Service
-----------------------------------------------------------------------------
Name as shown on
Form 941
(or Form 941-SS)       Employer identification number    Date quarter ended

-----------------------------------------------------------------------------
FANSTEEL SCHULZ
PRODUCTS INC.                95-4653496                         3-31-02
-----------------------------------------------------------------------------
You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)

-----------------------------------------------------------------------------
                 A. Daily Tax Liability--First Month of Quarter
-----------------------------------------------------------------------------
1               8              15              22             29
  -----------     -----------     -----------      -----------    -----------
2     1,603.55  9    6,676.16  16    6,973.28  23   5,617.79  30   6,450.03
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
A Total tax liability for first month of quarter                A   27,320.81
-----------------------------------------------------------------------------
                B. Daily Tax Liability--Second Month of Quarter
-----------------------------------------------------------------------------
1               8              15              22             29
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------

6    6,584.55  13    6,433.16  20    6,878.90  27   6,803.74
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      ----------
-----------------------------------------------------------------------------
B Total tax liability for second month of quarter               B   26,700.35
-----------------------------------------------------------------------------
               C. Daily Tax Liability--Third Month of Quarter
-----------------------------------------------------------------------------
1               8              15              22             29
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6    6,706.17  13    6,671.74  20    7,056.72  27   6,693.95
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
C Total tax liability for third month of quarter                C   27,128.58
-----------------------------------------------------------------------------
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form
  941 (or line 10 of Form 941-SS) D 81,149.74

-----------------------------------------------------------------------------
For Paperwork Reduction Act Notice,  Cat. No. 11967Q   Schedule B (Form 941)
see page 2.                                                     (Rev. 1-2002)

                                                                                                                Exhibit 99.7


PHOENIX AEROSPACE CORP.                                                              CASE #                    02-10109 (JJF)
                                                                                                             ----------------
                                                                                     REPORTING PERIOD          MARCH 31, 2002
                                                                                                             ----------------
MONTHLY OPERATING REPORT
                                                                                          DOCUMENT              EXPLANATION
                                                                      FORM NO.            ATTACHED               ATTACHED
                                                                    ------------       ---------------        --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                         MOR 1               None
        Bank Reconciliations                                        MOR 1 (cont)        None
        Copies of bank statements                                                       None
        Cash disbursement journals                                                      None
Statement of operations                                             MOR 2               Attached
Balance Sheet                                                       MOR 3               Attached
Status of Postpetition Taxes                                        MOR 4               None
        Copies of payment receipts                                                      None
        Copies of tax returns filed during reporting period                             None
Summary of Unpaid Postpetition Debts                                MOR 4               None
        Listing of aged accounts payable                                                None
Accounts Receivable Reconciliation and Aging                        MOR 5               None
Debtor Questionnaire                                                MOR 5               Attached


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                                                                  5/20/2002
-----------------------------------------------------------------------------       -------------------------------------------
Signature of Authorized Individual                                                  Date

R. Michael McEntee                                                                  Treasurer
-----------------------------------------------------------------------------       -------------------------------------------
Printed Name of Authorized Individual                                               Title of Authorized Individual



PHOENIX AEROSPACE CORP.                       CASE #             02-10109 (JJF)
                                                                 --------------
                                              REPORTING PERIOD   MARCH 31, 2002
                                                                 --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                                 CUMULATIVE
                                                               FILING TO DATE
                                                               --------------
Gross Sales                                                    $            -
Less: Defective mat'l returned                                              -
         Sales allowances                                                   -
         Cash discounts                                                     -
            Total sales deductions                             --------------
                                                                            -
                                                               --------------

         NET SALES                                                          -
                                                               --------------

Cost of Sales                                                        (13,610)
                                                               --------------

         GROSS PROFIT                                                  13,610
                                                               --------------
Selling, General & Admin. Expense
    Selling expense                                                         -
    General & Admin. expense                                                -
    Corporate Fees                                                          -
                                                               --------------
      Total S G & A and Environ. Expense                                    -
                                                               --------------

         OPERATING INCOME                                              13,610
                                                               --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                                                  -
    Interest Expense                                                        -
                                                               --------------
         Other Income (Expense)                                             -
                                                               --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                               13,610
                                                               --------------
REORGANIZATION ITEMS
    Professional Fees                                                       -
    US Trustee Quarterly Fees                                               -
    (Gain) Loss from sale of equipment                                      -
    Other Reorganization Expenses                                           -
                                                               --------------
         Total Reorganization Items                                         -
                                                               --------------

INCOME (LOSS) BEFORE TAXES                                             13,610

Provision for Taxes                                                         -
                                                               --------------
NET INCOME (LOSS)                                                  $   13,610
                                                               ==============

                                                   #REF!

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.




PHOENIX AEROSPACE CORP.                                                              CASE #                    02-10109 (JJF)
                                                                                                             ----------------
                                                                                     REPORTING PERIOD           MARCH 31,2002
                                                                                                             ----------------
BALANCE SHEET (MOR-3)

                                                                                      3/31/02                       1/15/02
ASSETS                                                                              -----------                   -----------
-----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                                   $0                    $        -
    Restricted cash and cash equivalents                                                      -                             -
    Accounts receivable - net                                                                 -                             -
    Inventories -net                                                                          -                             -
    Other assets - current                                                                    -                             -
                                                                                    -----------                    ----------
           TOTAL CURRENT ASSETS                                                               -                             -
                                                                                    -----------                    ----------
OTHER ASSETS
    Deferred income taxes                                                                     -                             -
    Intercompany receivable                                                             486,000                       471,000
    Investment in subsidiaries                                                                -                             -
    Other                                                                                     -                             -
                                                                                    -----------                    ----------
           TOTAL OTHER ASSETS                                                           486,000                       471,000
                                                                                    -----------                    ----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                                465,000                       465,000
    Buildings                                                                           260,000                       260,000
    Machinery and equipment                                                                   -                             -
                                                                                    -----------                    ----------
           Total property, plant and equipment                                          725,000                       725,000
    Less: Accum. depreciation and amortization                                           45,281                        43,891
                                                                                    -----------                    ----------
           NET PROPERTY, PLANT AND EQUIPMENT                                            679,719                       681,109
                                                                                    -----------                    ----------
TOTAL ASSETS                                                                        $ 1,165,719                   $ 1,152,109
                                                                                    ===========                   ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                                    3/31/02                       1/15/02
 -----------------------------------------------                                    -----------                   -----------
LIABILITIES (POSTPETITION)
 -----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                               $         -                   $         -
    Accounts payable                                                                          -                             -
    Accrued liabilities                                                                       -                             -
    Accrued income taxes                                                                      -                             -
    Dividends payable                                                                         -                             -
                                                                                    -----------                    ----------
           TOTAL CURRENT LIABILITIES                                                          -                             -
                                                                                    -----------                    ----------
LONG-TERM DEBT - SECURED                                                                      -                             -
                                                                                    -----------                    ----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                                 -                             -
    Deferred income taxes                                                                     -                             -
    Intercompany payable                                                                      -                             -
    Long-term pension liability                                                               -                             -
                                                                                    -----------                    ----------
           TOTAL OTHER LIABILITIES                                                            -                             -
                                                                                    -----------                    ----------
TOTAL LIABILITIES (POSTPETITION)                                                              -                             -
-----------------------------------------------                                     -----------                    ----------
LIABILITIES (PREPETITION)
-----------------------------------------------
    Secured debt                                                                              -                             -
    Priority debt                                                                             -                             -
    Unsecured debt                                                                            -                             -
    Intercompany payable                                                                      -                             -
                                                                                    -----------                    ----------
TOTAL LIABILITIES (PREPETITION)                                                               -                             -
                                                                                    -----------                    ----------
TOTAL LIABILITIES                                                                             -                             -
                                                                                    -----------                    ----------


SHAREHOLDERS' EQUITY
    Common stock                                                                              -                             -
    Capital in excess of par value                                                      725,000                       725,000
    Equity - unearned compensation                                                            -                             -
    Minimum pension liability adjustment                                                      -                             -
    Foreign currency translation adjustment                                                   -                             -
    Retained earnings - prepetition                                                     427,109                       427,109
    Retained earnings - postpetition                                                     13,610                             -
                                                                                    -----------                    ----------
           TOTAL SHAREHOLDERS' EQUITY                                                 1,165,719                     1,152,109
                                                                                    -----------                    ----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                                          $ 1,165,719                   $ 1,152,109
                                                                                    ===========                   ===========





PHOENIX AEROSPACE CORP.                                                              CASE #                    02-10109 (JJF)
                                                                                                             ----------------
                                                                                     REPORTING PERIOD           MARCH 31,2002
                                                                                                             ----------------

DEBTOR QUESTIONNAIRE (MOR-5)
-----------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                 YES                      NO
-----------------------------------------------------------------------------------------------------------------------------------

1.     Have any assets been sold or transferred outside the normal                                     X
       course of business this reporting period? If yes, provide
       an explanation below.
2.     Have any funds been disbursed from any account other than a                                     X
       debtor in possession account this reporting period? If yes, provide an explanation below
3.     Have all postpetition tax returns been timely filed? If no,             X
       provide an explanation below.
4.     Are workers compensation and general liability and other                X
       necessary insurance coverages in effect? If no, provide an explanation below.




EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.




2.




3.




4.






                                                                                           Exhibit 99.8

WASHINGTON MANUFACTURING CO.                                                 CASE #      02-10109 (JJF)
                                                                                         --------------
                                                                   REPORTING PERIOD      MARCH 31, 2002
                                                                                         --------------
MONTHLY OPERATING REPORT
                                                                              DOCUMENT    EXPLANATION
                                                              FORM NO.        ATTACHED      ATTACHED
                                                             ------------- -------------- -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                   MOR 1              Yes         No
        Bank Reconciliations                                  MOR 1 (cont)    Available      No
        Copies of bank statements                                             Available      No
        Cash disbursement journals                                            Available      No
Statement of operations                                       MOR 2              Yes         No
Balance Sheet                                                 MOR 3              Yes         No
Status of Postpetition Taxes                                  MOR 4              Yes         No
        Copies of payment receipts                                            Available      No
        Copies of tax returns filed during reporting period                   Available      No
Summary of Unpaid Postpetition Debts                          MOR 4              Yes         No
        Listing of aged accounts payable                                      Available      No
Accounts Receivable Reconciliation and Aging                  MOR 5              Yes         No
Debtor Questionnaire                                          MOR 5              Yes         No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                                 5/20/2002
-------------------------------------------   ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
--------------------------------------------  ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                         CASE #       02-10109 (JJF)
                                                                  --------------
                                            REPORTING PERIOD      MARCH 31, 2002
                                                                  --------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                          CURRENT MONTH               CUMULATIVE FILING TO DATE
                    --------------------------  ---------------------------------
                     ACTUAL       PROJECTED         ACTUAL            PROJECTED
                    -------------------------   ---------------------------------
RECEIPTS
A/R Collections       $      -      $       -     $  3,114,058    $   2,958,193
Loans                        -              -                -                -
Sale of Assets               -              -                -                -
InterCompany                 -              -         (267,285)        (260,000)
Other                        -              -            2,549            1,176
                     ---------     ----------     ------------    -------------
    Total Receipts           -              -        2,849,322        2,699,369
                     ---------     ----------     ------------    -------------
DISBURSEMENTS

Net Payroll                  -              -          780,479          768,193
Payroll Taxes                -              -          358,740          296,404
Accounts Payable             -              -        1,756,900        1,770,569
Profit Sharing / Pension     -              -           56,468           48,985
Insurance                    -              -          148,693          148,343
Commissions                  -              -          108,568          145,668
Utilities                    -              -           17,631           34,998
Leases / Rents               -              -                -           10,000
Bank Service Charges         -              -                -                -
Loans                        -              -                -                -
Professional Fees-Bankruptcy -              -                -                -
US Trustee Fees              -              -                -                -
Court Costs                  -              -                -                -
                      --------      ---------       ----------      -----------
   Total disbursements       -              -        3,227,479        3,223,160
                      --------      ---------       ----------      -----------
NET CASH FLOW         $      -       $      -       $ (378,157)    $    (523,791)
                      =========     ==========      ===========    =============

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.

WASHINGTON MANUFACTURING CO.                             CASE #   02-10109 (JJF)
                                                                  --------------
                                               REPORTING PERIOD   MARCH 31, 2002
                                                                  --------------
BANK RECONCILIATION (MOR 1 CONTINUED)
                                      Account                          Book
Balance per Books                      Number     Account Type        Balance
                                    ----------  ---------------     ----------

American National Bank               18080294    Disbursement       $ (120,052)

American National Bank               18081290    Payroll-Salaried    $ (66,932)

American National Bank               18081304    Payroll-Hourly     $ (167,956)

Petty Cash                              N/A      Petty cash                 48
                                                                    -----------
                                                                    $ (354,892
                                                                    ===========
Bank reconciliations are available.

WASHINGTON MANUFACTURING CO.                     CASE #   02-10109 (JJF)
                                                          --------------
                                       REPORTING PERIOD   MARCH 31, 2002
                                                          --------------
STATEMENT OF OPERATIONS (MOR-2)

                                                                CUMULATIVE
                                                              FILING TO DATE
                                                          ---------------------
Gross Sales                                                   $  3,230,575
Less: Defective mat'l returned                                     (90,290)
      Sales allowances                                             204,571
      Cash discounts                                                17,380
                                                             -------------
        Total sales deductions                                     131,661
                                                             -------------
       NET SALES                                                 3,098,914
                                                             -------------
Cost of Sales                                                    2,594,314
       GROSS PROFIT                                                504,600
                                                             -------------
Selling, General & Admin. Expense
  Selling expense                                                  156,827
  General & Admin. expense                                         181,898
  Corporate Fees                                                   106,000
                                                             -------------
    Total S G & A and Environ. Expense                             444,725
                                                             -------------
     OPERATING INCOME                                               59,875
                                                             -------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                                               -
    Interest Expense                                                     -
    Other Income (Expense)                                               -

INCOME (LOSS) BEFORE
  REORGANIZATION ITEMS                                              59,875
                                                             -------------

REORGANIZATION ITEMS
  Professional Fees                                                 66,000
  US Trustee Quarterly Fees                                              -
  (Gain) Loss from sale of equipment                                     -
  Other Reorganization Expenses                                          -
                                                             -------------
     Total Reorganization Items                                     66,000
                                                             -------------

INCOME (LOSS) BEFORE TAXES                                         (6,125)

Provision for Taxes                                                      -
                                                             -------------
NET INCOME (LOSS)                                              $    (6,125)
                                                             ==============

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.

WASHINGTON MANUFACTURING CO.                     CASE #     02-10109 (JJF)
                                                            --------------
                                      REPORTING PERIOD      MARCH 31, 2002
                                                            --------------
BALANCE SHEET (MOR-3)
                                           3/31/02                 1/15/02
                                    -------------------     -------------------
ASSETS
--------------------------------
CURRENT ASSETS
 Unrestricted cash and cash equivalents      ($354,892)              $   23,265
 Restricted cash and cash equivalents                -                        -
 Accounts receivable - net                   1,267,205                1,161,243
 Inventories -net                            1,798,898                1,498,330
 Other assets - current                        473,943                  469,960
                                          ------------              -----------
       TOTAL CURRENT ASSETS                  3,185,154                3,152,798
                                          ------------              -----------
OTHER ASSETS
  Deferred income taxes                         36,697                   36,697
  Intercompany receivable                    9,641,787                9,366,952
  Investment in subsidiaries                         -                        -
    Other                                            -                        -
                                         -------------            -------------
         TOTAL OTHER ASSETS                  9,678,484                9,403,649
PROPERTY, PLANT AND EQUIPMENT
 Land                                           40,211                   40,211
 Buildings                                   1,261,154                1,261,154
 Machinery and equipment                     4,193,980                4,195,650
   Total property, plant and equipment       5,495,345                5,497,015
 Less: Accum. depreciation and amortization  3,616,124                3,573,615
       NET PROPERTY, PLANT AND EQUIPMENT     1,879,221                1,923,400
TOTAL ASSETS                              $ 14,742,859             $ 14,479,847
                                         =============             ============

LIABILITIES & SHAREHOLDERS' EQUITY             3/31/02              1/15/02
----------------------------------       -----------------     ----------------
LIABILITIES (POSTPETITION)
---------------------------------
CURRENT LIABILITIES
 Current portion of long-term debt             $       -              $       -
 Accounts payable                                 52,881                      -
 Accrued liabilities                             461,201                      -
 Accrued income taxes                                  -                      -
 Dividends payable                                     -                      -
                                             -----------            -----------
    TOTAL CURRENT LIABILITIES                    514,082                      -
                                             -----------            -----------
LONG-TERM DEBT - SECURED                               -                      -
                                             -----------            -----------
OTHER LIABILITIES
 Disc. operations and environ. remediation             -                      -
 Deferred income taxes                                 -                      -
 Intercompany payable                              7,550                      -
 Long-term pension liability                           -                      -
                                             -----------            -----------
      TOTAL OTHER LIABILITIES                      7,550                      -
                                             -----------            -----------
                                                 521,632                      -
                                             -----------            -----------
TOTAL LIABILITIES (POSTPETITION)
LIABILITIES (PREPETITION)
-----------------------------------------
  Secured debt                                         -                      -
  Priority debt(1)                                     -                320,677
  Unsecured debt                                 987,050                918,868
  Intercompany payable                                 -                      -
                                              ----------             ----------
TOTAL LIABILITIES (PREPETITION)                  987,050              1,239,545
                                              ----------             ----------
TOTAL LIABILITIES                              1,508,682              1,239,545
                                              ----------             ----------
SHAREHOLDERS' EQUITY
 Common stock                                      1,000                  1,000
 Capital in excess of par value                2,951,859              2,951,859
 Equity - unearned compensation                        -                      -
 Minimum pension liability adjustment                  -                      -
 Foreign currency translation adjustment               -                      -
 Retained earnings - prepetition              10,287,443             10,287,443
 Retained earnings - postpetition                 (6,125)                     -
                                             -----------            -----------
      TOTAL SHAREHOLDERS' EQUITY              13,234,177             13,240,302
                                             -----------            -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY  $ 14,742,859           $ 14,479,847
                                            ============           ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                            CASE #   02-10109 (JJF)
                                                                 --------------
                                              REPORTING PERIOD   MARCH 31, 2002
                                                                 --------------
STATUS OF POST PETITION TAXES (MOR-4)
----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                 Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                Tax Liability    or Amt of Tax        Paid        Current Month
----------------------------------------------------------------------------------------------
Withholding                               0          140,831      130,350            10,481
FICA-Employee                             0           95,705       88,542             7,163
FICA-Employer                             0           99,581       88,575            11,006
Unemployment                              0           14,772          141            14,631
Income Tax                                0                0            0                 0
Foreign Income Tax                        0                0            0                 0
Other:                                    0                0            0                 0
                              -------------------------------------------------------------
   TOTAL FEDERAL TAXES                   $0         $350,889     $307,608           $43,281
                              -------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                               0           60,179       56,146             4,033
Unemployment                              0           19,459          511            18,948
Sales                                     0            6,210        7,002             (792)
Income Tax                                0           10,783            0            10,783
Real Property                             0           62,149       26,113            36,036
Personal Property                         0                0            0                 0
Other: Describe                           0                0            0                 0
                               ------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES            $0         $158,780      $89,772           $69,008
                               ------------------------------------------------------------
                               ------------------------------------------------------------
TOTAL POST PETITION TAXES                $0         $509,669     $397,380          $112,289
                               ============================================================


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
--------------------------------------------------------------------------------------------------------
                                            Number of Days Past Due
                                ------------------------------------------------------------------------
                                  Current   30 days  31-60 days   61-90 days  over 90 days      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                   52,881         0          0           0             0        52,881
Wages Payable                     209,922         0          0           0             0       209,922
Taxes Payable (Other than income) 101,506         0          0           0             0       101,506
Professional Fees                       0         0          0           0             0             0
Rent/Lease - Building                   0         0          0           0             0             0
Rent/Lease - Equipment                  0         0          0           0             0             0
Other Accrued Liabilities         149,773         0          0           0             0       149,773
Income Taxes Payable                    0         0          0           0             0             0
Secured Debt                            0         0          0           0             0             0
Intercompany Payable                7,550         0          0           0             0         7,550
Other LT Liabilities                    0         0          0           0             0             0
                               -----------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $521,632        $0         $0          $0            $0      $521,632
                               =======================================================================

WASHINGTON MANUFACTURING CO.                           CASE #    02-10109 (JJF)
                                                                 --------------
                                            REPORTING PERIOD     MARCH 31, 2002
                                                                 --------------
DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-------------------------------------------------------------------------------
                            Dates         Amount           Check Nos.
Description of Tax          Paid           Paid              or EFT
-------------------------------------------------------------------------------
FWT                         Weekly         130,350            EFT
FICA-ER                     Weekly          88,542            EFT
FICA-EE                     Weekly          88,575            EFT
SWT-IA                    01/10/02          16,110           26941
SWT-IA                    02/13/02          21,209           27238
SWT-IA                    03/14/02          18,602           27660
SWT-SC                    01/10/02              97           26962
SWT-SC                    02/13/02             128           27249
FUTA                      01/31/02             141            EFT
SUTA-IA                   01/30/02             367           27101
SUTA-SC                   01/30/02             144           27102
Use Tax-IA                01/31/02           7,002           27111
Property Tax              03/27/02          26,113     28079,28080,28078







                                                          -----------
TOTAL POSTPETITION TAXES PAID                               $397,380
                                                          ===========


Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


WASHINGTON MANUFACTURING CO.                                       CASE#    02-10109 (JJF)
                                                                            --------------
                                                        REPORTING PERIOD    MARCH 31, 2002
                                                                            --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)
---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $1,198,054
PLUS Amounts billed during the period                                               3,236,098
LESS Amounts collected during the period                                            3,114,058
                                                                                -------------
Total Accounts Receivable at the end of the reporting period                       $1,320,094
                                                                                =============
Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.

ACCOUNTS RECEIVABLE AGING

0-30 days old                                                                         948,932
31-60 days old                                                                        258,859
61-90 days old                                                                         70,725
91+ days old                                                                           41,578
                                                                                -------------
Total Accounts Receivable                                                           1,320,094
Amount considered uncollectible (bad debt)                                             52,889
                                                                                -------------
Accounts Receivable (Net) at the end of the current period                         $1,267,205
                                                                                =============

DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES       NO
---------------------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the normal                  NO
      course of business this reporting period? If yes, provide an explanation below.
2.    Have any funds been disbursed from any account other than a                  NO
      debtor in possession account this reporting period? If yes, provide an explanation below
3.    Have all postpetition tax returns been timely filed? If no,          Yes
      provide an explanation below.
4.    Are workers compensation and general liability and other             Yes
      necessary insurance coverages in effect? If no, provide an explanation below.



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.


4.




Form 941                             EMPLOYER'S QUARTERLY FEDERAL TAX RETURN
(Rev. January 1997)                  See separate instructions for
Department of the Treasury             information on completing this return.
Internal Revenue Service (1)     4141                 Please type or print.
-----------------------------------------------------------------------------------
Enter state
code for state
in which
deposits
made                     FANSTEEL WASHINGTON MANUFACTURING
(see page                P.O. BOX 486
3 of                     WASHINGTON, IA  52353
instructions).






If address is
different
from prior
return, check /   /
here

-----------------------------------------------------------------------------------
If you do not have to file returns in the future, check here /  /
   and enter date final wages paid /  /                              --------------
If you are a seasonal employer, see Seasonal employers on page 1
of the instructions and check here /  /                              --------------
-----------------------------------------------------------------------------------
 1  Number of employees (except household) employed in the pay period that includes
    March 12th.       /1/        165
-----------------------------------------------------------------------------------
 2  Total wages and tips, plus other compensation                  2  1,358,811.94
 3  Total income tax withheld from wages, tips, and sick pay       3    147,590.09
 4  Adjustment of withheld income tax for preceding quarters                     0
    of calendar year                                               4          -
 5  Adjusted total of income tax withheld (line 3 as adjusted
    by line 4--see instructions)                                   5    147,590.09
 6  Taxable social security wages /6a/$1,331,489.88/x 12.4% (.124)=6b   165,104.75
    Taxable social security tips   /6c/$      -     x 12.4% (.124)=6d         -
 7  Taxable Medicare wages and tips /7a/$1,331,489.88/x 2.9% (.029)=7b   38,613.21
 8  Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social
    security and/or Medicare tax                             /  /  8    203,717.96
 9  Adjustment of social security and Medicare taxes (see
    instructions for required explanation)
    Sick Pay $(341.97)+/-Fractions of Cents $(341.97)-+/-
    Other $---- =                                                  9      (341.97)
10  Adjusted total of social security and Medicare taxes
    (line 8 as adjusted by line 9--see instructions)               10
11  Total taxes (add lines 5 and 10)                               11   203,375.99
12  Advance earned income credit (EIC) payments made to employees  12         -
13  Net taxes (subtract line 12 from line 11).
    This should equal line 17, column (d) below (or line D of
    Schedule B (Form 941))                                         13   350,966.08
14  Total deposits for quarter, including overpayment applied
    from a prior quarter                                           14   351,020.12
15  Balance due (subtract line 14 from line 13). See instructions  15





16  Overpayment, if line 14 is more than line 13, enter excess
    here /   /  54.04
                 ------------
    and check if to be:  / X / Applied to next return OR /  / Refunded.
? All filers: If line 13 is less than $500, you need not complete line 17 or Schedule B.
? Semiweekly schedule depositors: Complete Schedule B
  and check here                                                            /   /
? Monthly schedule depositors: Complete line 17, columns (a) through
  (d), and check here                                                       /   /
-----------------------------------------------------------------------------------
17  Monthly Summary of Federal Tax Liability.
-----------------------------------------------------------------------------------
    (a)  First month liability        (b)  Second month liability
-----------------------------------------------------------------------------------
           125,293.65                          107,824.00
-----------------------------------------------------------------------------------
    (c)  Third month liability        (d) Total liability for quarter
-----------------------------------------------------------------------------------
           117,902.47                          351,020.12
-----------------------------------------------------------------------------------
Third     Do you want to allow another person to           /   /  Yes, Complete the
Party     discuss this return with the IRS                             following.
Designee  (see separate instructions)?                     /   /  No

          Designee's         Phone                          Personal identification
          name               no.   (   )-                   number (PIN)

-----------------------------------------------------------------------------------
Sign  Under penalties of perjury, I declare that I have examined this return,
Here  including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

                                Print Your
      Signature                 Name and Title                   Date
      /s/ Daniel Langstraat     Daniel Langstraat, CEO           04-30-02
-----------------------------------------------------------------------------------
For Paperwork Reduction
Act Notice, see page 1 of separate instructions. Cat. No. Form 941 (Rev. 1-97)


SCHEDULE B          Employer's Record  of Federal Tax Liability
(FORM 941)
(Rev. January           See Circular E for more information
1996)                             about employment
Department of                        tax returns.
the Treasury      5151
Internal Revenue           Attach to Form 941 or 941-SS.
Service
-----------------------------------------------------------------------------
Name as shown on
Form 941
(Form 941-SS)       Employer identification number    Date quarter ended

-----------------------------------------------------------------------------
FANSTEEL
WASHINGTON MANUFACTURING         36-3158566                        3-31-02
-----------------------------------------------------------------------------
You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)
-----------------------------------------------------------------------------
                 A. Daily Tax Liability--First Month of Quarter
-----------------------------------------------------------------------------
1             8              15              22              29
 -----------    -----------     -----------     -----------     -----------
2             9              16              23              30
 -----------    -----------     -----------     -----------     -----------
3  21,492.90 10   21,752.15  17   27,949.66  24   26,317.98  31  27,780.96
 -----------    -----------     -----------     -----------     -----------
4            11              18              25
 -----------    -----------     -----------     -----------
5            12              19              26
 -----------    -----------     -----------     -----------
6            13              20              27
 -----------    -----------     -----------     -----------
7            14              21              28
 -----------    -----------     -----------     -----------
-----------------------------------------------------------------------------
A Total tax liability for first month of quarter                A  125,293.65
-----------------------------------------------------------------------------
                B. Daily Tax Liability--Second Month of Quarter
-----------------------------------------------------------------------------
1             8              15              22              29
 -----------    -----------     -----------     -----------     -----------
2             9              16              23              30
 -----------    -----------     -----------     -----------     -----------
3            10              17              24              31
 -----------    -----------     -----------     -----------     -----------
4            11              18              25
 -----------    -----------     -----------     -----------
5            12              19              26
 -----------    -----------     -----------     -----------
6            13              20             27
 -----------    -----------     -----------     -----------
7  25,746.12 14   26,318.49  21   27,285.94 28    28,473.15
 -----------    -----------     -----------     -----------
-----------------------------------------------------------------------------
B Total tax liability for second month of quarter               B  107,824.00
-----------------------------------------------------------------------------
               C. Daily Tax Liability--Third Month of Quarter
-----------------------------------------------------------------------------
1               8              15              22             29
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31       341.97
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7   29,572.46  14   29,792.86  21   29,522.09  28    28,673.10
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
C Total tax liability for third month of quarter                C  117,902.47
-----------------------------------------------------------------------------
D Total for quarter (add lines A, B, and C). This should equal
  line 13 of Form 941                                           D  351,020.12
-----------------------------------------------------------------------------
For Paperwork Reduction Act Notice,  Cat. No. 11967Q   Schedule B (Form 941)
see page 2.                                                     (Rev. 1-96)


                                                                                                          Exhibit 99.9


WELLMAN DYNAMICS CORP.                                                                      CASE #      02-10109 (JJF)
                                                                                                        --------------
                                                                                  REPORTING PERIOD      MARCH 31, 2002
                                                                                                        --------------
MONTHLY OPERATING REPORT

                                                                                  DOCUMENT            EXPLANATION
                                                           FORM NO.               ATTACHED              ATTACHED

                                                        -------------------     --------------   ---------------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                   MOR 1                   Yes               No
        Bank Reconciliations                                  MOR 1 (cont)         Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                       MOR 2                   Yes               No
Balance Sheet                                                 MOR 3                   Yes               No
Status of Postpetition Taxes                                  MOR 4                   Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                          MOR 4                   Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                  MOR 5                   Yes               No
Debtor Questionnaire                                          MOR 5                   Yes               No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                                 5/20/2002
------------------------------------------------      ------------------------------------------
Signature of Authorized Individual                    Date

R. Michael McEntee                                    Vice President
------------------------------------------------      ------------------------------------------
Printed Name of Authorized Individual                 Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                              CASE #    02-10109 (JJF)
                                                                              --------------
                                                          REPORTING PERIOD    MARCH 31, 2002
                                                                              --------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                         CURRENT MONTH          CUMULATIVE FILING TO DATE
                               --------------------------    --------------------------------
                                   ACTUAL        PROJECTED        ACTUAL          PROJECTED
                               ------------  -------------   -------------      ------------
RECEIPTS
A/R Collections                   $      -       $      -     $  5,123,111     $   4,755,536
Loans                                    -              -                -                 -
Sale of Assets                           -              -                -                 -
InterCompany Transfer                    -              -          338,420           310,000
Other                                    -              -                -                 -
                                 ---------      ---------     ------------     -------------
     Total Receipts                      -              -        5,461,531         5,065,536
                                 ---------      ---------     ------------     -------------
DISBURSEMENTS

Net Payroll                              -              -        1,242,608         1,230,199
Payroll Taxes                            -              -          578,695           571,684
Accounts Payable                         -              -        2,931,489         2,736,660
Profit Sharing / Pension                 -              -          102,274           103,369
Insurance                                -              -          446,864           471,882
Commissions                              -              -          120,856           122,276
Utilities                                -              -           67,939           101,814
Leases / Rents                           -              -            1,542            32,821
Bank Service Charges                     -              -                -                 -
Loans                                    -              -                -             5,629
Professional Fees-Bankruptcy             -              -                -                 -
US Trustee Fees                          -              -                -                 -
Court Costs                              -              -                -                 -
                                ----------      ---------      -----------     -------------
     Total disbursements                 -              -        5,492,267         5,376,334
                                ----------      ---------      -----------     -------------
NET CASH FLOW                     $      -       $      -      $   (30,736)   $    (310,798)
                               ===========     ==========     ============    ==============

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.

WELLMAN DYNAMICS CORP.                                 CASE #    02-10109 (JJF)
                                                                 --------------
                                             REPORTING PERIOD    MARCH 31, 2002
                                                                 --------------
BANK RECONCILIATION (MOR 1 CONTINUED)

                                Account                                Book
Balance per Books               Number         Account Type          Balance
                             ----------      -------------         -----------
  Iowa State Savings Bank      18082912   Payroll (see note below)  $223,109

  Petty Cash                     N/A         Petty cash                1,000
                                                                    --------
                                                                    $224,109
                                                                    ========

Iowa State Savings Bank account temporarily used as a disbursement account until a new account established at National City Bank on April 1, 2002.


Bank reconciliations are available.

WELLMAN DYNAMICS CORP.                                CASE #     02-10109 (JJF)
                                                                 --------------
                                            REPORTING PERIOD     MARCH 31, 2002
                                                                 --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                                 CUMULATIVE
                                                               FILING TO DATE
                                                            -------------------
Gross Sales                                                        $ 6,302,826
Less: Defective mat'l returned                                               -
      Sales allowances                                                 209,388
      Cash discounts                                                    11,317
                                                                  ------------
           Total sales deductions                                      220,705
                                                                  ------------

       NET SALES                                                     6,082,121
                                                                  ------------

Cost of Sales                                                        5,848,081
                                                                  ------------

        GROSS PROFIT                                                   234,040
                                                                  ------------
Selling, General & Admin. Expense
 Selling expense                                                       189,226
 General & Admin. expense                                              167,998
 Corporate Fees                                                        211,000
                                                                  ------------
     Total S G & A and Environ. Expense                                568,224
                                                                  ------------

        OPERATING INCOME                                             (334,184)
                                                                  ------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                                                   100
  Interest Expense                                                     (2,476)
    Other Income (Expense)                                             (2,376)

INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                                                (336,560)

REORGANIZATION ITEMS
  Professional Fees                                                    132,000
  US Trustee Quarterly Fees                                                  -
  (Gain) Loss from sale of equipment                                         -
    Other Reorganization Expenses                                            -
                                                                  ------------
        Total Reorganization Items                                     132,000
                                                                  ------------

INCOME (LOSS) BEFORE TAXES                                           (468,560)

Provision for Taxes                                                  (157,000)
                                                                  ------------

NET INCOME (LOSS)                                                 $  (311,560)
                                                                  ============

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


WELLMAN DYNAMICS CORP.                                                                   CASE #       02-10109 (JJF)
                                                                                                      --------------
                                                                               REPORTING PERIOD       MARCH 31, 2002
                                                                                                      --------------
BALANCE SHEET (MOR-3)

                                                                                      3/31/02                        1/15/02
                                                                               -------------------         -------------------
ASSETS
-------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                                             $224,109                     $ 254,845
    Restricted cash and cash equivalents                                                      -                             -
    Accounts receivable - net                                                         3,690,928                     2,712,548
    Inventories -net                                                                  5,993,989                     6,262,631
    Other assets - current                                                              223,852                       227,047
                                                                               ------------------         -------------------
           TOTAL CURRENT ASSETS                                                      10,132,878                     9,457,071
                                                                               ------------------         -------------------
OTHER ASSETS

    Deferred income taxes                                                             1,076,242                       919,242
    Intercompany receivable                                                          13,575,266                    13,580,933
    Investment in subsidiaries                                                                -                             -
    Other                                                                                   563                           563
                                                                               ------------------         -------------------
           TOTAL OTHER ASSETS                                                        14,652,071                    14,500,738
                                                                               ------------------         -------------------
PROPERTY, PLANT AND EQUIPMENT

    Land                                                                                233,419                       233,419
    Buildings                                                                         3,931,795                     3,931,795
    Machinery and equipment                                                           9,950,574                     9,944,774
                                                                               ------------------         -------------------
           Total property, plant and equipment                                       14,115,788                    14,109,988
    Less: Accum. depreciation and amortization                                       12,323,729                    12,262,052
                                                                               ------------------         -------------------
           NET PROPERTY, PLANT AND EQUIPMENT                                          1,792,059                     1,847,936
                                                                               ------------------         -------------------
TOTAL ASSETS                                                                       $ 26,577,008                  $ 25,805,745
                                                                               ==================         ===================

LIABILITIES & SHAREHOLDERS' EQUITY                                                    3/31/02                   1/15/02
-------------------------------------------------------------                  ------------------         -------------------
LIABILITIES (POSTPETITION)
-------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                                                       $ -                           $ -
    Accounts payable                                                                    778,109                             -
    Accrued liabilities                                                               1,517,430                             -
    Accrued income taxes                                                                      -                             -
    Dividends payable                                                                         -                             -
                                                                               ------------------         -------------------
           TOTAL CURRENT LIABILITIES                                                  2,295,539                             -
                                                                               ------------------         -------------------
LONG-TERM DEBT - SECURED                                                                      -                             -
                                                                               ------------------         -------------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                                 -                             -
    Deferred income taxes                                                                     -                             -
    Intercompany payable                                                                332,753                             -
    Long-term pension liability                                                               -                             -
                                                                               ------------------         -------------------
           TOTAL OTHER LIABILITIES                                                      332,753                             -
                                                                               ------------------         -------------------
TOTAL LIABILITIES (POSTPETITION)                                                      2,628,292                             -
LIABILITIES (PREPETITION)                                                      ------------------         -------------------
--------------------------------------------------------------
    Secured debt                                                                              -                             -
    Priority debt 1                                                                           -                     1,545,469
    Unsecured debt                                                                    3,938,128                     3,938,128
    Intercompany payable                                                                      -                             -
                                                                               ------------------         -------------------
TOTAL LIABILITIES (PREPETITION)                                                       3,938,128                     5,483,597
                                                                               ------------------         -------------------
TOTAL LIABILITIES                                                                     6,566,420                     5,483,597
                                                                               ------------------         -------------------



SHAREHOLDERS' EQUITY
    Common stock                                                                          1,000                         1,000
    Capital in excess of par value                                                   15,939,486                    15,939,486
    Equity - unearned compensation                                                            -                             -
    Minimum pension liability adjustment                                                      -                             -
    Foreign currency translation adjustment                                                   -                             -
    Retained earnings - prepetition                                                   4,381,662                     4,381,662
    Retained earnings - postpetition                                                   (311,560)                            -
                                                                               ------------------         -------------------
           TOTAL SHAREHOLDERS' EQUITY                                                20,010,588                    20,322,148
                                                                               ------------------         -------------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                                         $ 26,577,008                  $ 25,805,745
                                                                               ==================         ===================

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                                                  CASE #     02-10109 (JJF)
                                                                                                                   --------------
                                                                                              REPORTING PERIOD     MARCH 31, 2002
                                                                                                                   --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------------------
                                                                                            Tax Liability
                                           Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid          Current Month
-----------------------------------------------------------------------------------------------------------
Withholding                                       0          233,931        202,412              31,519
FICA-Employee                                     0          166,319        143,719              22,600
FICA-Employer                                     0          166,319        143,719              22,600
Unemployment                                      0           17,088            636              16,452
Income Tax                                        0                0              0                   0
Foreign Income Tax                                0                0              0                   0
Other:                                            0                0              0                   0
                                         ------------------------------------------------------------------
   TOTAL FEDERAL TAXES                           $0         $583,657       $490,486             $93,171
                                         ------------------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                                       0          102,753         84,943              17,810
Unemployment                                      0           45,897          3,266              42,631
Sales                                             0           (2,141)           582              (2,723)
Income Tax                                        0                0              0                   0
Real Property                                     0           91,283         52,178              39,105
Personal Property                                 0                0              0                   0
Other: Describe                                   0                0              0                   0
                                         ------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES                    $0         $237,792       $140,969             $96,823
                                         ------------------------------------------------------------------
TOTAL POST PETITION TAXES                        $0         $821,449       $631,455            $189,994
                                         ==================================================================

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

                                                                      Number of Days Past Due
                                        ------------------------------------------------------------------------------------------
                                         Current         30 days     31-60 days      61-90 days        over 90 days       Total
                                       -----------     ---------     ----------      ----------        ------------     ----------
Accounts Payable                          778,109            0           0                0                  0            778,109
Wages Payable                             772,769            0           0                0                  0            772,769
Taxes Payable (Other than income)         189,994            0           0                0                  0            189,994
Professional Fees                          39,557            0           0                0                  0             39,557
Rent/Lease - Building                           0            0           0                0                  0                  0
Rent/Lease - Equipment                          0            0           0                0                  0                  0
Other Accrued Liabilities                 515,110            0           0                0                  0            515,110
Income Taxes Payable                            0            0           0                0                  0                  0
Secured Debt                                    0            0           0                0                  0                  0
Intercompany Payable                      332,753            0           0                0                  0            332,753
Other LT Liabilities                            0            0           0                0                  0                  0
                                     ---------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS               $2,628,292           $0          $0               $0                 $0         $2,628,292
                                     =============================================================================================



WELLMAN DYNAMICS CORP.                                     CASE #            02-10109 (JJF)
                                                                             --------------
                                                 REPORTING PERIOD            MARCH 31, 2002
                                                                             --------------

DETAIL OF POSTPETTION TAXES PAID (MOR-4)

                                       Dates          Amount         Check Nos.
Description of Tax                      Paid           Paid            or EFT
                                    -----------     ----------     ---------------
FIT                                  01/16/02         $5,286         63837585
FICA                                 01/16/02          9,772         63837585
FIT                                  01/23/02         23,899         64546813
FICA                                 01/23/02         34,237         64546813
FIT                                  01/30/02         12,078         65354059
FICA                                 01/30/02         18,008         65354059
FIT                                  02/06/02         26,738         66321316
FICA                                 02/06/02         37,318         66321316
FIT                                  02/13/02         12,899         66953788
FICA                                 02/13/02         18,665         66953788
FIT                                  02/20/02         27,391         67617699
FICA                                 02/20/02         37,619         67617699
FIT                                  02/27/02         12,587         68079340
FICA                                 02/27/02         18,413         68079340
FIT                                  03/06/02         27,705         69020752
FICA                                 03/06/02         38,045         69020752
FIT                                  03/13/02         12,512         69628921
FICA                                 03/13/02         18,096         69628921
FIT                                  03/20/02         28,148         70443397
FICA                                 03/20/02         38,235         70443397
FIT                                  03/27/02         13,169         71099391
FICA                                 03/27/02         19,029         71099391
FUTA                                 02/28/02            636         65361796
State W/h - to SWCC                  01/20/02          3,402          100387
State W/h - to SWCC                  01/30/02          4,826           10733
State W/h - to SWCC                  02/14/02          9,059          100770
State W/h - to SWCC                  02/26/02          1,677          100901
State W/h - to SWCC                  03/18/02          9,443          100944
State w/h                            01/31/02          7,016           55887
State w/h                            02/28/02         27,998       94336 & 25320
State w/h                            03/31/02         21,523       96390 & 37472
Check state UE                       01/31/02          3,266          100419
Quarterly Use Tax                    01/31/02            582          100420
Semi-Annual Prop Tax                 03/20/02         13,524          110172
Semi-Annual Prop Tax                 03/20/02             22          110172
Semi-Annual Prop Tax                 03/20/02         38,614          110172
Semi-Annual Prop Tax                 03/20/02             18          110172

                                                   ---------
TOTAL POST PETITION TAXES PAID                      $631,455
                                                   =========

Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.



WELLMAN DYNAMICS CORP.                                                              CASE #     02-10109 (JJF)
                                                                                               --------------
                                                                          REPORTING PERIOD     MARCH 31, 2002
                                                                                               --------------


---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
Total Accounts Receivable at the beginning of the reporting period                                       $2,798,132
PLUS Amounts billed during the period                                                                     6,093,437
LESS Amounts collected during the period                                                                  5,123,111
                                                                                                     --------------
Total Accounts Receivable at the end of the reporting period                                             $3,768,458
                                                                                                     ==============
Note: As this is the first reporting since the bankruptcy filing, information is being reported cumulative, where applicable, from the January 15, 2002 filing date through March 31, 2002.
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                             2,042,967
31-60 days old                                                                                            1,457,064
61-90 days old                                                                                               13,614
91+ days old                                                                                                254,813
                                                                                                     --------------
Total Accounts Receivable                                                                                 3,768,458
Amount considered uncollectible (bad debt)                                                                   95,935
                                                                                                     --------------
Accounts Receivable (Net) at the end of the current period                                               $3,672,523
                                                                                                     ==============

DEBTOR QUESTIONNAIRE

----------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES                      NO
----------------------------------------------------------------------------------------------------------------------

1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period? If yes, provide an explanation below.                                no

2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
       below                                                                                                no

3.     Have all postpetition tax returns been timely filed? If no, provide an
       yesplanation below.                                                           yes


4.     Are workers compensation and general liability and other necessary
       insurance coverages in effect? If no, provide an explanation below.           yes



EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------
1.



2.



3.



4.




Form 941 (1)                          EMPLOYER'S QUARTERLY FEDERAL TAX RETURN
(Rev. October 2000)                   See separate instructions for
Department of the Treasury             information on completing this return.
Internal Revenue Service                         Please type or print.
-------------------------------------------------------------------------------
Enter state
code for state
in which
deposits were
made ONLY if             WELLMAN DYNAMICS CORPORATION
different from           1746 COMMERCE ROAD
state in                 CRESTON IA  50801
address to
the right
(see page
2 of
instructions).


If address is
different
from prior
return, check /   /
here

-------------------------------------------------------------------------------
If you do not have to file returns in the future, check here /  /
and enter date final wages paid /  /                             --------------
If you are a seasonal employer, see Seasonal employers on page 1
of the instructions and check here /  /                          --------------
-------------------------------------------------------------------------------
 1  Number of employees in the pay period that includes
    March 12th.  /1/        309
-------------------------------------------------------------------------------
 2  Total wages and tips, plus other compensation               2  2,272,323.48
 3  Total income tax withheld from wages, tips, and sick pay    3    254,396.59
 4  Adjustment of withheld income tax for preceding quarters               0
    of calendar year                                            4          -
 5  Adjusted total of income tax withheld (line 3 as adjusted
    by line 4--see instructions)                                5    254,396.59
 6  Taxable social security wages /6a/ 2,350,306/13/x 12.4%(.124)=6b 291,437.96
    Taxable social security tips   /6c/       -   x 12.4%(.124)=6d         -
 7  Taxable Medicare wages and tips /7a/ 2,350,306/13/x 2.9%(.029)=7b 68,158.88
 8  Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social
    security and/or Medicare tax                            /  /  8  359,596.84
 9  Adjustment of social security and Medicare taxes (see
    instructions for required explanation)
    Sick Pay $507.44+/-Fractions of Cents $------+/-Other $----  =9     -507.44
10  Adjusted total of social security and Medicare taxes
    (line 8 as adjusted by line 9--see instructions)             10  359,089.40
11  Total taxes (add lines 5 and 10)                             11  613,485.99
12  Advance earned income credit (EIC) payments made to employees12         -
13  Net taxes (subtract line 12 from line 11). If $1,000 or more, this must equal line 17, column (d) below (or line D of
    Schedule B (Form 941))                                       13  613,485.99
14  Total deposits for quarter, including overpayment applied
    from a prior quarter                                         14  614,404.37
15  Balance due (subtract line 14 from line 13).  See instructions 15

16  Overpayment. If line 14 is more than line 13, enter excess
    here /   /  918.38
              ------------
    and check if to be:  / X / Applied to next return or /  / Refunded.
- All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B (Form 941).
- Semiweekly schedule depositors: Complete Schedule B (Form 941)
  and check here                                                          / X /
- Monthly schedule depositors: Complete line 17, columns (a) through
  (d), and check here                                                     /   /
-------------------------------------------------------------------------------
17  Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
-------------------------------------------------------------------------------
    (a)  First month liability        (b)  Second month liability
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    (c)  Third month liability        (d) Total liability for quarter
-------------------------------------------------------------------------------

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Sign   Under penalties of perjury, I declare that I have examined this return,
Here including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

                                    Print Your
          Signature                 Name and Title                   Date
/s/ Matthew Smith                   Matthew Smith, Acct Sup.         04-26-02
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For Privacy Act and Paperwork Reduction
Act Notice, see back of Payment Voucher. Cat. No. 17001Z Form 941 (Rev.10-2000)

SCHEDULE B          Employer's Record  of Federal Tax Liability
(FORM 941)
(Rev. January           See Circular E for more information
2002)                             about employment
Department of                        tax returns.
the Treasury      5151
Internal Revenue           Attach to Form 941 or 941-SS.
Service
-----------------------------------------------------------------------------
Name as shown on
Form 941
(or Form 941-SS)       Employer identification number    Date quarter ended

-----------------------------------------------------------------------------
WELLMAN

DYNAMICS CORPORATION            36-3198501                         3-31-02
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You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)

-----------------------------------------------------------------------------
                 A. Daily Tax Liability--First Month of Quarter
-----------------------------------------------------------------------------
1               8              15              22             29
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4   50,172.74  11   15,059.07  18   58,136.99  25  30,085.58
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
A Total tax liability for first month of quarter                A  153,454.38
-----------------------------------------------------------------------------
                B. Daily Tax Liability--Second Month of Quarter
-----------------------------------------------------------------------------
1    64,056.39  8   31,583.30  15   65,010.58  22  30,999.43  29
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      ----------

-----------------------------------------------------------------------------
B Total tax liability for second month of quarter               B  191,629.70
-----------------------------------------------------------------------------
               C. Daily Tax Liability--Third Month of Quarter
-----------------------------------------------------------------------------
1    65,800.39  8   30,608.19  15   66,382.92  22  32,197.40  29    72,905.35
  -----------     -----------     -----------      -----------    -----------
2               9              16              23             30
  -----------     -----------     -----------      -----------    -----------
3              10              17              24             31       507.66
  -----------     -----------     -----------      -----------    -----------
4              11              18              25
  -----------     -----------     -----------      -----------
5              12              19              26
  -----------     -----------     -----------      -----------
6              13              20              27
  -----------     -----------     -----------      -----------
7              14              21              28
  -----------     -----------     -----------      -----------
-----------------------------------------------------------------------------
C Total tax liability for third month of quarter                C  268,401.91
-----------------------------------------------------------------------------
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form
  941 (or line 10 of Form 941-SS) D 613,485.99

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For Paperwork Reduction Act Notice,  Cat. No. 11967Q   Schedule B (Form 941)
see page 2.                                                     (Rev. 1-2002)